Calvert

Investments that make a difference (registered trademark)

March 31, 2003

Semi-Annual Report

Calvert Social Investment Fund

Table of Contents

Chairman's Letter

2

President's Letter

4

Portfolio Manager Remarks

5

Schedules of Investments

22

Notes to Schedules of Investments

52

Statements of Assets and Liabilities

53

Statements of Operations

56

Statements of Changes in Net Assets

58

Notes to Financial Statements

67

Financial Highlights

74

Explanation of Financial Tables

91

Dear Shareholder,

Not in recent memory have geopolitical concerns -- including uncertainty about America's role and intentions -- played such an important role in financial markets.  Is the US going to be guided by its principles or by its power?  The world needs a leader to be "larger" and take the responsibility to continue providing inspiration around a world order based on principles, not based solely on self interest.

The danger our ambiguous role has created for financial markets is heightened uncertainty around future global economic prospects. The Fed has flooded the economy with money, hoping to encourage people and companies to take on more risk and create more investment, thereby moving the economy forward.  It is doubtful that easy money alone, without sound fiscal and tax policies, will provide the confidence to revitalize the economy.

America has only so much time to demonstrate that there is a high road to our current direction in foreign affairs.  Our growing trade and budget deficits have been sustainable only because Japan and Europe, with their structural rigidities, appear moribund. Some suggest it is US policy to depreciate the dollar to such an extent that it will force other countries into change. But might that change take the form of countries' deciding to distance themselves from a close working relationship with the US?

The good news is that America is a country of great resources in its people and civil institutions.  With a proper vision and good economic policies, the country can go forward and resume its productivity and vitality. Some believe the real problem is with conservative idealogues, who question whether people can work together to build a better world.  While it's often difficult to collaborate, the philosophy of retreating to pursue self interest will not create the bigger belief system necessary to propel economic growth in an interdependent world.  We cannot cut taxes to the point at which government abnegates its role of leadership for the common good.  Not tax cuts, but massive investment into our societal infrastructure, with a focus on productivity, is what is needed to both give people jobs and create a sense that tomorrow will be better than today.

Calvert's Shareholder Activism

Calvert continues its success in working with our companies through shareholder activism to push for the high standards that we, as investors, want. We filed shareholder resolutions with two pharmaceutical giants, Pfizer and Johnson & Johnson, about disclosing their ethical guidelines for human clinical trials in developing countries. We are pleased to announce that we were able to withdraw both resolutions, as these companies agreed to make their ethical guidelines publicly available and to work with Calvert to strengthen them.

Last year, Calvert announced an initiative to encourage the six major US computer companies to develop recycling and product recovery goals for the 500 million computers people will discard over the next ten-year period. We are pleased that Dell is the first major company to commit to setting global performance goals -- and especially that Michael Dell himself is arranging a visit with Calvert to continue the dialogue.

New stock exchange rules have created an opportunity to further Calvert's agenda of more diversity in board governance. Calvert is the first investor to propose model language requiring nominating and corporate governance committees to set criteria that assure diversity among their boards of directors. We sent over 600 letters and filed nine shareholder resolutions on this issue. Molex Corporation, with whom we filed a resolution, recently announced the appointment of its first woman board member.

Special Equities

Many of you are aware of our Special Equities program, which makes small private investments into promising new companies pursuing profitable approaches to sustainability in such areas as energy, health, and education. FluMist, a nasal spray vaccine, is one example of a product we backed quite successfully. We also make direct investments into community focused funds and institutions. For example, we recently invested in CityFirst Bank -- a growing community development bank serving the poorer areas of Washington, D. C. -- and in the New Markets Growth Fund, a venture fund investing in low and moderate income areas in the Mid-Atlantic region. Calvert's expertise in these types of investment often encourages others to choose to invest, spurring sound economic development.

Community Investments

The Fund's community investment program continues to place about 1% of our assets into high-impact programs at below-market rates. Through the Fund's investment in the Calvert Social Investment Foundation, it supports companies such as Opportunity International.  This micro-finance institution's mission is to provide opportunities for people in chronic poverty who have the drive and vision to establish viable businesses and transform their lives. Since its inception, Opportunity International has loaned more than $341 million and provided more than one million jobs for the poor.

For example, Martha Makoni used a $125 loan to start a variety store in front of her home in Chitungwiza, Zimbabwe. Her neat, well organized shop has attracted a good deal of business from neighbors. When another Opportunity International Trust Bank member almost went out of business because of a death in the family, all Trust Banks in the area created a Family Assistance Fund, to which members contribute $1 per year.

Calvert

Your Fund Board is concerned with not only the work we do, but also how it is done. So we're pleased to report that Calvert received the Great Place to Work award of the State of Maryland.

Sincerely,

D. Wayne Silby,

Chairman

May 2003

Dear Shareholders:

Over the last year, equity markets have continued to be weighted down by a slower economy and the threat of war followed by the reality of war in Iraq.  Against this sometimes discouraging backdrop, however, this spring we are beginning to see some encouraging signs. With the war seemingly drawing to a close, there is renewed hope for more stable markets and a safer, more peaceful world.  (To learn about Calvert's support of relief efforts promoting peace and recovery in Iraq and elsewhere, visit the Calvert website at www.calvert.com)

While we see signs for optimism, the extent of a recovery in the financial markets is of course unknown. Now, as always, the most prudent investment strategies are those that are diversified among stocks, bonds, international investments and cash.  For example, during the last 12 months, stocks, as measured by the S&P 500 Index were down almost 12%, but bond prices rose approximately 9%.  Even within the stock category, diversification paid off.  While the large cap stocks in the S&P 500 were down sharply, smaller company stocks (as represented by the Russell 2000 Index) lost just over 3% and mid-cap stocks (tracked by the S&P Midcap 400 Index) advanced by approximately 2%.

No one can predict which asset classes or investment styles will perform best in the future.  It is important for shareholders, and the financial advisors who assist them, to take a long-term view of the markets and their investment strategies.  The key is not to try to take advantages of temporary dips and swings in security prices, but to work towards a strategic mix of assets that will fit your lifetime goals.

We urge all of our shareholders to review their investment strategies with an experienced professional, to find out how their investments are currently positioned and determine what an appropriate long-term asset allocation might be.  Even if you have done this in the past, it makes sense to review your strategy regularly to assess the impact of market movements and to make adjustments to fit new goals and circumstances.   By maintaining a consistent strategy and investing in disciplined, well-managed funds, you can construct an investment program that will help you meet your objectives in all types of market environments.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

May 2003

Tom Dailey

of Calvert Asset Management Company

Performance

For the six months ending March 31, 2003, fund shares returned 0.40%, versus 0.34% for the Lipper Money Market Funds Average.

Investment climate through the period

Hopeful beginning

At the beginning of the period, gradual economic strengthening was possible, given the accommodative stance of monetary policy. The Federal Open Markets Committee (FOMC, or Fed) left the federal funds rate unchanged at 1.25%, indicating that it continued to view risks to the outlook as balanced over the foreseeable future.

Affects of geopolitical uncertainty

However, by the January 2003 FOMC meeting, the numbers showed that the economy had grown slowly in the fourth quarter of 2002. At the same times global tensions weighed heavily on business and investor confidence. Firms remained very cautious in their hiring and capital spending, and equity prices had declined since the December meeting. Although the fundamentals still pointed to favorable prospects for economic growth in the long-term, geopolitical developments were making it especially difficult to gauge the underlying strength of the economy, and uncertainties about the economic outlook remained. Therefore, the FOMC left the federal funds rate unchanged and stated that it continued to judge the risks to the outlook as balanced.

Money Market Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Money
Market Portfolio	0.40%	1.04%
Lipper Money
Market Funds Avg.	0.34%	0.86%

Maturity Schedule

Weighted Average
3/31/03	9/30/02
47 days	49 days

Average Annual Total Returns

One year	1.04%
Five year	3.80%
Ten year	4.08%
Since inception	5.64%
(10/21/82)

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

Source: Lipper Analytical Services, Inc.

Economic data following the January meeting were disappointing, and at its March 18 meeting, the FOMC again decided to keep its target for the federal funds rate unchanged. Oil price premiums and other aspects of geopolitical uncertainties had hindered economic expansion.

Many economists believe that as the uncertainties subside the accommodative stance of monetary policy will provide sufficient support to produce economic growth.

Our investment strategy

Expecting that the Fed would remain on the sidelines during this period of geopolitical uncertainty, we maintained an average days-to-maturity around that of our peer group. To achieve this, we balanced our short-term purchases with purchases of government agency securities in the 12- to 13-month range. Our short-term purchases focused on weekly variable rate demand notes, which will reset quickly when the Fed begins to raise rates. At the same time, our purchases of longer government agencies will protect portfolio yield if the fed funds rate remains steady or is lowered further.

Outlook

These are uncertain times for both individuals and institutions. In its March 18, 2003 release, the Fed refused to characterize the condition of the economy. We believe that the Fed will remain patient for the foreseeable future but will cut rates again if the economy doesn't show some life within the next few months. One encouraging sign is tentative evidence that business and consumer confidence has bottomed. Risks of inflation and deflation look well balanced at this point. Therefore, as the May meeting approaches, we will continue our current strategy with a watchful eye on the geopolitical situation and the markets' reaction to it.

May 2003

Balanced Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	3.05%	(12.44%)
Class B	2.52%	(13.38%)
Class C	2.46%	(13.34%)
Class I	3.30%	(11.98%)
Lehman Aggregate Bond Index TR	2.99%	11.69%
Lehman U.S. Credit Index	5.55%	13.49%
Russell 1000 Index	4.98%	(24.51%)
Lipper Balanced
Funds Avg.	2.87%	(13.29%)

Ten Largest Long-Term Holdings

% of Net Assets
Pfizer, Inc.	2.3%
Johnson & Johnson	2.0%
Microsoft Corp.	1.8%
International Business Machines Corp.	1.6%
American International Group	1.5%
Sovereign Bancorp., Inc., 12.18%, 6/30/20	1.4%
LCOR Alexandria LLC, 6.625%, 9/15/19	1.3%
American Public Energy Agency
Gas Supply Revenue Bonds, 6.875%, 12/1/04	1.3%
Cisco Systems, Inc.	1.2%
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	1.2%
Total	15.6%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

CAMCO

Vice President of Equities, John Nichols

Performance

The Fund's class A shares produced a total return of 3.05% over the six-month period ending March 31, 2003. Over that period, the Russell 1000 -- representative of large cap US stocks --  returned 4.98%, and the Lehman Aggregate Bond Index -- broadly representative of the bond market -- returned 2.99%. A blend of these two indices comprising 60% Russell 1000 Index and 40% Lehman Aggregate Bond Index -- representative of the Fund's asset allocation -- returned 4.18% for the period.

We are encouraged by the return to positive performance for the Fund as a whole, as the fund gained 3.05% in value over the semi-annual period. Still, this positive performance lags a blend of relevant market indices, as noted above. It wasn't all that unusual for funds to lag indices during the period, though. Despite underperforming the index blend by 1.13%, the fund still ranked in the top half of Lipper's Balanced Funds category for the period.

Manager Discovery Program

In November 2002 we introduced a new investment program to the fund.  With a $6,000,000 allocation to Profit Investment Management, the fund launched its Manager Discovery Program.  This program is focused on identifying small, emerging investment management companies that are woman- or minority-owned and have demonstrated excellent investment skills and good business practices. Through this program, we hope to provide shareholders of the fund access to exceptional managers that may have been overlooked by other institutional investors.

Balanced Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	(16.59%)
Five year	(2.77%)
Ten year	4.36%
Since inception	8.40%
(10/21/82)

Class B Shares
One year	(17.71%)
Since inception	(3.07%)
(4/1/98)

Class C Shares
One year	(14.21%)
Five year	(2.82%)
Since inception	3.81%
(3/1/94)

Balanced Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class I Shares
One year	(11.98%)
Since inception	(3.23%)
(3/1/99)

Asset Allocation
Stocks	57%
Bonds	40%
Cash & Cash Equivalents	3%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The Fund changed its primary benchmark to the Russell 1000 Index when SSgA Funds Management began as a new subadvisor effective March 2002. Earlier subadvisor changes occurred in July 1995.

Past performance is no guarantee of future results.

Profit Investment Management, headed up by Eugene Profit, joins our equity management team as a core- or blend-oriented manager of large cap stocks. Profit's investment process blends the best of growth and value investing styles to produce portfolios of exceptional companies whose stocks are selling at modest valuations. While the team at Profit has been with us less than five months, we are seeing solid performance from their portfolio already. We are encouraged that this modest allocation will be beneficial to the fund's shareholders as well as the enterprising team at Profit.

Markets, performance, and strategy

The fund's stock and bond portfolios contributed roughly equally to the margin of underperformance relative to the Russell 1000/Lehman Aggregate Index blend. While the tone in the bond market was generally supportive of bond investors, problems from specific credit problems in the Fund's bond portfolio continue to provide a drag on returns. Over the period, corporate bonds outperformed U.S. Treasury issues, which was an occurrence of credit-spread narrowing that is generally beneficial to the Fund, given our significant over-exposure to corporate credits relative to the Lehman Aggregate Index. While investors may have had a more favorable disposition towards taking on credit risk in general --  as indicated by this narrowing of credit spreads --  specific corporate credits still plagued the market and more than offset the general positive tone for corporates.

In consideration of these events, we have revised the manner in which we respond to credit- deterioration events, and we have improved the average credit quality of the portfolio to dampen out a measure of this cyclically related volatility.

Stock portfolio highlights

The stock portfolio -- managed by the team of Brown Capital Management (Brown), Profit Investment Management, and State Street Global Advisors Funds Management (SSgA) -- also benefited from a period of positive returns to stocks, a welcome respite from the ravages of the bear market. It is comforting to see stocks producing positive returns after such an extended period of poor performance from stock markets here in the US and around the globe.  To a certain extent, investors were "due" something from the market after the very cataclysmic markets of the third quarter of 2002, when the S&P 500 returned        -17.28% and the Russell 1000 posted similar losses, returning -16.91%.

The change of tone in markets was not only a switch from negative to positive, but the period saw growth stocks -- those with high prices relative to their earnings or book value --  outperform value stocks, which tend to have low prices relative to the fundamental measures.  Also, large cap stocks, as represented by the Russell 1000 Index, outperformed small caps, as represented by the Russell 2000. This, too, was in contrast to the tone of the stock market since the start of the current bear cycle in March 2000.

Sector commentary

The largest sector exposures in the Fund's stock portfolio are to financial services (25.8% of Fund net assets as of March 31, 2003), Healthcare (19.3% of fund net assets as of March 31, 2003), Technology (16.5% of fund net assets as of March 31, 2003), and Consumer Discretionary (14.1% of fund net assets as of March 31, 2003). These four sectors account for over 75% of the investments in the Fund's stock portfolio.

With the exception of theconsumer discretionary sector, the Fund's investments in each of these sectors approximately matched the returns realized for those sectors in the Russell 1000. The Fund's exposure to the consumer discretionary sector matched that of the Russell 1000 over the course of the period, but the Fund's holdings in the sector lagged sector performance in the index. Retailers like Home Depot, Kohl's, and Office Depot accounted for a good portion of the underperformance in the Fund's holdings in the Consumer Discretionary sector.

CAMCO recently reallocated assets in the equity portion of the Fund from Brown to SSgA, whose stock selection has been stronger in recent periods. The managers of the Fund's stock portfolio continue to focus on using fundamental research and insights to identify stocks that should outperform the market as a result of solid growth fundamentals, attractive pricing, and favorable momentum.

Outlook

Will the past six months prove to be a reversal of fortune or merely a respite from bleak markets? It depends in large part on the extent to which worry and uncertainty relating to geopolitical events are lifted from investors and a more optimistic tone is allowed to flourish. Unfortunately, news on the economic front gives us little to point to. Trends in employment, consumer sentiment, and capital spending don't currently point to a quick recovery for the economy or markets. The good news of this painful bear market is that many of the excesses built up in the preceding bull market have been worked off. Now, the market and the economy seem to be more in a mode of establishing a base. Of course market bottoms, like market tops, are only correctly perceived through the rear-view mirror.

May 2003

Greg Habeeb

of Calvert Asset Management Company

Performance

For the six months ended March 31, 2003, the Portfolio's Class A Shares returned 2.54%, underperforming both the Lipper (at 3.26%) and Lehman (at 2.99%) benchmarks.

Investment climate through the period

Overall, the investment climate during the reporting period was favorable to fixed income investors.

The economy has seemed to stall over the last six months as a result of various geopolitical factors. However, this stall has not been reflected in the capital markets. The stock market has been range-bound but volatile, while the corporate bond market has rallied significantly even relative to rallying treasury markets. Since December 31, 2002, the yield spread of corporate bonds versus benchmark bonds has narrowed to levels not seen since 1998.

Our investment strategy

Through the reporting period

The Fund underperformed the Lipper and Lehman benchmarks for both six- and twelve-month periods. This underperformance was the result of several price markdowns on bond positions.

As a result, we have instituted policies to limit our exposure in names with the potential for dramatic downside risk.

Bond Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	2.54%	7.89%
Class B	2.10%	6.93%
Class C	2.10%	7.00%
Class I	2.77%	8.52%
Lehman Aggregate Bond Index TR	2.99%	11.69%
Lehman U.S. Credit Index	5.55%	13.49%
Lipper Corporate Debt Funds A Rated Avg.	3.26%	10.55%

Maturity Schedule

Weighted Average
3/31/03	9/30/02
11 years	11 years

SEC Yields

	30 days ended
	3/31/03	9/30/02
Class A	3.74%	4.56%
Class B	2.99%	3.81%
Class C	2.98%	3.80%
Class I	4.37%	5.36%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

Bond Portfolio

Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	3.84%
Five year	5.57%
Ten year	5.91%
Since inception	7.69%
(8/24/87)

Bond Portfolio

Statistics

March 31, 2003

Average Annual Total Returns

Class B Shares
One year	2.93%
Since inception	5.22%
(4/1/98)

Class C Shares
One year	6.00%
Since inception	4.98%
(6/1/98)

Class I Shares
One year	8.52%
Since inception	8.46%
(3/31/00)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.  The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.  Past performance is no guarantee of future results.

Looking forward

We've sold bonds in the rallying corporate and treasury market because we believe that much of the upside price potential in these markets is disappearing. We've shortened our duration about a half-year. In addition, we have replaced many of our corporates with a combination of money market paper, floaters, and insured bonds (both corporates and municipals) with AAA ratings. We have significantly upgraded the credit quality of the Portfolio.

A cautiously optimistic outlook

We are cautiously optimistic about the future, feeling that the worst is over for both the economy and the struggling stock market. However, we are maintaining a defensive posture because the anticipated recovery could last years longer than many investors believe. Further, we believe that an optimistic view has already been priced into the markets. Therefore, the number of relative bargains has diminished.

May 2003

Dan Boone

of Atlanta Capital Management

Last September, we wrote that, based on our experience, "better times are ahead for the stock market."  Well it hasn't been a barnburner, but we'll take it.

Performance

You may be surprised to see that the CSIF Equity Portfolio Class A share increased 6.09% over the last six months. In our mind, this performance represents only the down payment the stock market owes us in the wake of the 50% decline in stocks over the last three years. We're decidedly optimistic about prospects for the market and the Fund over the next 12 to 18 months, as we'll explain later. First, the numbers.

Class A shares increased 6.09% in net asset value for the period. This was good on both absolute and relative bases, as the Fund outperformed our primary benchmark, the S&P 500 Index, which increased 5.01%. We also exceeded similar funds in our category, as the Lipper Multi-Cap Core Funds Average increased 2.72%.

The longer-term numbers continue to get better. Since we began managing the Fund in September 1998, Class A shares have increased 8.3% on an annualized basis compared to an annualized decline of --2.6% for the S&P 500. On a cumulative basis for the 4 1/2 years, the Fund has increased 43.0% compared to a cumulative decline of --11.3% in the S&P 500.  We are proud of this record, which ranks in the top 6% of comparable funds for this period.

Equity

Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	6.09%	(20.01%)
Class B	5.61%	(20.75%)
Class C	5.63%	(20.70%)
Class I	6.36%	(19.61%)
S&P 500 Index Mthly. Reinvested	5.01%	(24.75%)
Lipper Multi-Cap Core Funds Avg.	2.72%	(24.43%)

Ten Largest Stock Holdings

% of Net Assets
Wellpoint Health Networks, Inc.	3.3%
Amgen, Inc.	3.2%
Cisco Systems, Inc.	3.1%
Pfizer, Inc.	3.1%
Alltel Corp.	3.1%
EOG Resources, Inc.	2.9%
American International Group, Inc.	2.9%
Questar Corp.	2.8%
Merck & Co., Inc.	2.8%
Dell Computer Corp.	2.6%
Total	29.8%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Equity

Portfolio Statistics

March 31,2003

Average Annual Total Returns

Class A Shares
One year	(23.82%)
Five year	1.27%
Ten year	6.31%
Since inception	7.17%
(8/24/87)

Class B Shares
One year	(24.71%)
Since inception	1.06%
(4/1/98)

Equity Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class C Shares
One year	(21.49%)
Five year	1.37%
Since inception	6.13%
(3/1/94)

Class I Shares
One year	(19.61%)
Since inception	0.85%
(11/1/99)

Asset Allocation
Stocks	98%
Notes	2%
Cash & Cash Equivalents	--
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Strategy

In contrast with the past, the primary driver of our outperformance through the reporting period was our sector strategy. We were on the right side of being over- or underweight in 9 of the 10 S&P economic sectors (neutral in the tenth). Sector weightings added 2.7% to performance relative to the S&P 500.

During the period, there was a wide disparity of returns among sectors, with the two leaders, Information Technology and Telecom services, up 22% and 18% respectively. In the middle with gains of 5% to 7% were Energy, Health Care, and Materials. Lagging with returns of --5% to +2% were Consumer Staples, Industrials, Consumer Discretionary, Utilities, and Financials.

Stock selection results

Although stock selection contributed to performance in 5 of the 10 economic sectors, overall it detracted from relative performance by 1.1% during the period.  There continued to be an above-average number of torpedoes -- stocks that drop a lot on the announcement of a disappointment in earnings expectations or other negative event.

We had two torpedoes during the period, more than accounting for the aggregate underperformance attributed to selection. We sold one in March as we determined the company was in a weakened competitive position and that our analysis (and that of others) had missed a faulty business model. We decided to hold the other stock and were rewarded early in April when the company announced it would be acquired at more than a 40% premium over the quarter-end price. In the spirit of full disclosure, we'll say this still does not get us back to our original cost, but at least we made the right call in not selling at extremely depressed prices.

At the positive end of the spectrum, 10 stocks increased over 20%, including two that increased over 50%. Five of the ten were in the Information Technology sector, and two were in Health Care. We are finding it easier to identify stocks having the potential to double over the next five years.

Our most positive view in five years

One of the key elements to forecasting an end to a bear market is evidence that sellers are exhausted. Evidence occurs when, despite bad headlines and uncertainty, volumes dry up during declines, the market does not fall to new lows, and rebounds occur on higher volume. This is exactly the pattern the market has traced in the successful October 2002 and March 2003 tests of last July's primary lows.

In the meantime, the fundamentals of the economy and earnings have continued to move ahead, admittedly haltingly. Given the uncertainty of war, lack of widespread world support, severe winter weather, and rising oil prices, it should not be surprising to see a pause in economic activity. In our judgment, the consumer remains in OK shape. Savings rates are up, and debt is not growing as quickly, refinancing of mortgages continues at a record pace, and tax rates are down, leading to moderate gains in real incomes. These factors will sustain 2% to 2.5% increases in real spending.

We are more excited about potential recovery and growth in the corporate sector, especially in Information Technology spending. Corporate profitability is still depressed, but the trend has been improvement for over a year. Almost all businesses have adjusted costs in a post-bubble environment they assume will be very sluggish.  However, despite the talk of almost no recovery in capital or information technology spending, the facts do not support the anecdotes.

Information technology well positioned

Capital spending has been rising for three quarters, and Information Technology spending reached bottom in the fourth quarter of 2001. Demand in Information Technology can be characterized at a minimum as "no longer declining" and more typically as "bumping along the bottom" or "increasing modestly." In the meantime, costs and breakevens have been substantially lowered.

The Technology sector, in our opinion, is set for an explosion in profitability if demand returns to a more normalized 10% to 15% growth, which we expect in 2004 and 2005. Earnings are currently depressed, so we are not overly concerned with discussions about high valuations on technology stocks because these discussions generally ignore low levels of profits. Valuations should be high on trough earnings. We believe valuations are very low based on our earnings forecasts and reasonable based on consensus expectations.

In summary, we are more positive on the stock market than at any time in the last five years. We see the potential for double-digit gains in stocks over the next two years and are particularly optimistic about the high-quality, socially responsible companies we own in the portfolio.  We appreciate your investment in the Fund.

May 2003

Doug Holmes of SSgA funds management

Performance

The CSIF Enhanced Equity Portfolio's Class A shares rose 6.70% over the past six months, versus a rise of 4.98% for the Russell 1000 Index.

We outpaced the benchmark due principally to positive security selection. In addition, sector allocation was a net plus, adding over 30 basis points to the Fund's excess return during the past six months. The Fund got a boost from carrying underweights to both the Consumer Non-cyclical sector and the Utility sector. Stocks in these sectors don't contain the same "high beta" exposure that exists within Technology and Telecom, and hence lagged in the rally. For example, Consumer Non-cyclicals fell over 5%, while utility stocks managed to eke out a 1% gain. In contrast, technology and telecom stocks rose over 16% during the period.

Overall, we were pleased to see the Fund adding value in a rising market after consistently outpacing the Index in a falling market over the past several years.

Market trends during the period

Investors were hesitant to jump into the market as the war with Iraq took center stage. In addition, the economic picture turned decidedly weaker during the first quarter of 2003, raising recessionary concerns yet again and dampening some of the enthusiasm built up during the fourth quarter of 2002.

Enhanced Equity

Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	6.70%	(20.75%)
Class B	6.00%	(21.71%)
Class C	5.98%	(21.75%)
Russell 1000 Index	4.98%	(24.51%)
Lipper Large-Cap Core Funds Avg.	3.30%	(25.78%)

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Asset Allocation

Stocks	99%
Cash & Cash Equivalents	1%
Total	100%

Enhanced Equity

Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	(24.51%)
Since inception	(3.48%)
(4/15/98)

Class B Shares
One year	(25.62%)
Since inception	(4.05%)
(4/15/98)

Class C Shares
One year	(22.54%)
Since inception	(3.04%)
(6/1/98)

Class I Shares*

*Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

We've seen two notable trends of late. First, the Russell 1000 outpaced the Russell 2000 in each of the past two quarters, marking a departure from these benchmarks' performance over the past three years. In addition, the correlation of returns among stocks increased during the first quarter of 2003 as investors focused less on company-specific fundamentals and more on macro risks. We believe this latter trend is only momentary and that investors will once again turn their attention to company fundamentals as hostilities in the Middle East abate.

Stock selection provided strategic strength

Strong stock selection provided the bulk of the Fund's strong return over the past six months. The strategy did a good job of picking stocks in a variety of sectors, and several of the Calvert social screens provided timely relief, helping to boost performance.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and B shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Selection was particularly strong among healthcare and non-cyclical stocks. For example, Calvert screens kept the fund away from Tenet Healthcare, which dropped 67% during the fourth quarter of 2002  amid news of a widening investigation. And, the strategy benefited from a strong overweight to Merck, which rose more than 20% over the period.

The Calvert screens were also effective within the Consumer Non-cyclical sector. For example, two stocks we did not hold -- Altria (formerly Phillip Morris) and Coca Cola -- dropped 20% and 15% respectively over the six-month reporting period.

Technology and Telecom stocks mounted a comeback through the period and were largely responsible for driving the market higher overall. Fortunately, we had a solid presence in both sectors. For example, we carried strong positions in IBM, Hewlett Packard, Microsoft, Intel, and Cisco -- all blue-chip technology companies, and all posting robust double-digit returns over the period to boost Fund performance.

Positive near-term outlook

Our outlook for the market is positive for 2003. However, a great deal will depend on the effectiveness of the war on terrorism and on prospects for a future peace. We are pleased to note that the P/E ratio of the overall Russell 1000 benchmark -- an indicator of stock pricing relative to earnings -- has finally slipped inside 20, and is now at a level not seen since the beginning of the 1990s bull market.

The Fund continues to minimize any beta, style, or size bias versus the benchmark, while tilting the portfolio to the stocks that we favor. So for the coming year, the Fund will continue to favor attractively priced stocks with positive growth potential that are trading with favorable market sentiment. We believe that is the formula for adding value over time.

May 2003

Enhanced Equity

Portfolio Statistics

March 31, 2003

Ten Largest Stock Holdings

% of Net Assets
Microsoft Corp.	3.7%
Johnson & Johnson	3.6%
Pfizer, Inc.	3.5%
International Business Machines Corp.	3.1%
Merck & Co., Inc.	2.9%
American Int'l Group, Inc.	2.9%
Bank of America Corp.	2.7%
Fannie Mae	2.1%
Intel Corp.	1.8%
SBC Communications, Inc.	1.6%
Total	27.9%

MONEY MARKET PORTFOLIO

Schedule OF INVESTMENTS

March 31, 2003

U.S. Government Agency	Principal
Obligations - 20.3%	Amount	Value
FHLB:
2.50%, 4/24/03	$3,000,000	$2,999,928
2.55%, 4/25/03	2,500,000	2,500,000
4.50%, 7/7/03	5,000,000	5,026,149
2.235%, 7/25/03	4,500,000	4,500,000
3.18%, 12/3/03	5,000,000	5,057,792
5.375%, 1/5/04	2,000,000	2,057,862
1.55%, 2/6/04	5,000,000	5,000,000
1.45%, 3/2/04	2,000,000	2,000,000
1.41%, 3/8/04	2,000,000	2,000,000
FHLB Discount Notes, 1.42%, 12/11/03	2,000,000	1,979,962
Federal Home Loan Mortgage Discount Notes, 1.40%, 11/6/03	5,000,000	4,957,417
Total U.S. Government Agency Obligations (Cost $38,079,110)		38,079,110

Depository Receipts for U.S. Government
Guaranteed Loans - 2.6%
Colson Services Corporation Loan Sets:
3.125%, 9/9/06 hg	81,066	81,065
3.09%, 7/26/10 hg	130,213	130,277
3.00%, 1/22/11 hg	399,078	399,047
3.25%, 3/23/12 hg	158,103	158,620
3.125%, 5/29/12 hg	636,759	636,746
3.00%, 8/10/12 hg	2,398,588	2,414,305
3.00%, 9/2/12 hg	1,124,116	1,130,019

Total Depository Receipts for U.S. Government
Guaranteed Loans (Cost $4,950,079)		4,950,079

Variable Rate Loans Guaranteed by
Agencies of the U.S. Government - 0.9%
Loan Pools:
2.00%, 3/1/07 h	363,478	363,476
2.75%, 8/15/12 h	1,378,564	1,378,557

Total Variable Rate Loans Guaranteed by
Agencies of the U.S. Government (Cost $1,742,033)		1,742,033

Certificate of Deposit - 0.5%
Bank of Cherokee County, 2.00%, 4/21/03 L	100,000	100,000
Broadway Federal Savings & Loan, 2.30%, 9/14/03 L	100,000	100,000
Community Bank of the Bay, 1.55%, 10/7/03 L	100,000	100,000
Community Capital Bank, 1.58%, 1/20/04 L	100,000	100,000
Elk Horn Bank & Trust, 2.35%, 12/18/03 L	100,000	100,000
Family Savings Bank, 2.10%, 8/20/03 L	100,000	100,000
Fleet National Bank, 1.55%, 4/24/03 L	100,000	100,000
Founders National Bank, 1.50%, 6/10/03 L	$100,000	$100,000
Seaway National Bank, 1.40%, 1/27/04 L	100,000	100,000
Self Help Credit Union, 2.34%, 7/15/03 L	100,000	100,000

Total Certificate of Deposit (Cost $1,000,000)		1,000,000

Municipal Obligations - 0.8%
Maine State GO Notes, 2.50%, 6/26/03	1,500,000	1,501,324

Total Municipal Obligations (Cost $1,501,324)		1,501,324

	Principal
Taxable Variable Rate Demand Notes - 74.1%	Amount	Value
Alabama IDA, 1.35%, 12/1/19, LOC: Bank of America	5,000,000	5,000,000
Alabama Incentives Financing Authority, 1.35%, 10/1/29,
BPA: Southtrust Bank, AL, AMBAC Insured	4,005,000	4,005,000
Alaska Housing Finance Corp., 1.30%, 12/1/32,
TOA: Alaska Housing Finance Corp., MBIA Insured	5,765,000	5,765,000
American Healthcare Funding LLC:
1.25%, 5/1/27, LOC: LaSalle Bank	1,590,000	1,590,000
1.25%, 3/1/29, LOC: LaSalle Bank	3,550,000	3,550,000
Butler County, Alabama IDA, 1.35%, 3/1/12,
LOC: Whitney National Bank, C/LOC: FHLB	1,365,000	1,365,000
California Pollution Control Financing Authority IDA Revenue,
1.50%, 9/1/05, LOC: Wells Fargo Bank, NA	55,000	55,000
California Statewide Communities Development Authority Special
Tax Revenue, 1.35%, 3/15/34, LOC: FNMA	3,150,000	3,150,000
Columbus, Georgia Development Authority Revenue, 1.35%, 12/1/19,
LOC: Bank of Nova Scotia	5,500,000	5,500,000
Connecticut State Housing Finance Authority Revenue,
1.29%, 11/15/16, BPA: Landesbank Hessen-Thuringen
Girozenrale & Toronto-Dominion, AMBAC Insured	7,344,000	7,344,000
Cotswold Village Associates, LLC, 1.35%, 6/1/31,
LOC: Columbus Bank & Trust	5,365,000	5,365,000
Dade County Expressway Authority Toll System Revenue,
1.30%, 7/1/19, BPA: FGIC SPI, FGIC Insured	855,000	855,000
Los Angeles Community Redevelopment Agency Revenue,
1.35%, 12/1/34, LOC: FNMA	2,412,500	2,412,500
Los Angeles County California MFH Revenue:
1.30%, 4/15/33, LOC: FNMA	900,000	900,000
1.35%, 12/15/34, LOC: FNMA	3,200,000	3,200,000
Main & Walton Development Co., LLC, 1.30%, 9/1/26,
LOC: Waypoint Bank, C/LOC: FHLB	5,635,000	5,635,000
Maricopa County Arizona IDA, 1.40%, 2/1/29, LOC: BNP Paribas	1,745,000	1,745,000
Meriter Hospital Revenue, 1.35%, 12/1/16, LOC: US Bank, NA	5,200,000	5,200,000
Meyer Cookware Industries, 1.25%, 5/1/27, LOC: BNP Paribas	3,680,000	3,680,000
Milpitas California MFH Revenue, 1.35%, 8/15/33, CF: FNMA	3,100,000	3,100,000
Montgomery County Cancer Center LLC, 1.35%, 10/1/12,
LOC: SouthTrust Bank, AL	110,000	110,000
Montgomery County New York IDA Revenue, 1.40%, 5/1/25,
LOC: FHLB	$3,380,000	$3,380,000
Nevada Housing MFH Revenue, 1.31%, 4/15/35, LOC: FNMA	1,985,000	1,985,000
New Jersey State Health Care Facilities Financing Authorities Revenue,
1.35%, 7/1/30, LOC: Fleet National Bank	5,720,000	5,720,000
New York City Housing Development Corp. MFH Revenue:
1.29%, 11/15/28, CA: FNMA	1,100,000	1,100,000
1.29%, 4/15/29, LOC: FNMA	1,695,000	1,695,000
1.31%, 6/1/33, LOC: Bayer Landesbank GZ	4,900,000	4,900,000
New York City Transitional Finance Authority, 1.31%, 5/1/30,
BPA: Westdeutsche Landesbank	5,000,000	5,000,000
Osprey Properties LLC, 1.35%, 6/1/27, LOC: Wells Fargo Bank, NA	2,400,000	2,400,000
Portage Indiana Economic Development Revenue 1.43%, 3/1/20,
LOC: FHLB	2,415,000	2,415,000
Post Apartment Homes LP MFH Revenue, 1.31%, 7/15/29,
CA: FNMA	10,470,000	10,470,000
Racetrac Capital LLC, 1.37%, 9/1/20, LOC: Regions Bank	4,000,000	4,000,000
Richmond Virginia Redevelopment & Housing Authority,
1.45%, 12/1/25, LOC: Wachovia Bank & Trust	2,310,000	2,310,000
San Joaquin Mariners Association LP, 1.40%, 7/1/29,
LOC: Credit Suisse First Boston	1,325,000	1,325,000
Scottsboro Alabama Industrial Development Board Revenue Bond,
1.34%, 10/1/10, LOC: SouthTrust Bank, AL	1,130,000	1,130,000
South Central Communications Corp., 1.35%, 6/1/13,
LOC: Fifth Third Bank	3,770,000	3,770,000
Southeast Alabama Gas Distribution Revenue, 1.35%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured	650,000	650,000
Southern Indiana Investments Company Two LLC, 1.35% 10/15/26,
LOC: Old National Bank, C/LOC: FHLB	2,700,000	2,700,000
St. Joseph County, Indiana Economic Development Revenue,
1.48%, 6/1/27, LOC: FHLB	720,000	720,000
St. Paul, Minnesota Housing & Redevelopment Authority:
1.25%, 6/1/15, LOC: Dexia Credit Local	1,700,000	1,700,000
1.25%, 3/1/18, LOC: Dexia Credit Local	1,670,000	1,670,000
St. Paul, Minnesota Port Authority Revenue,
1.45%, 3/1/21, LOC: Dexia Credit Local	1,900,000	1,900,000
Suffolk County New York IDA, 1.31%, 12/15/07,
LOC: JP Morgan Chase Bank	2,410,000	2,410,000
Washington State Housing Finance Commission Revenue:
1.40%, 1/1/30, LOC: Wells Fargo Bank	2,965,000	2,965,000
1.35%, 6/15/32, CF: FNMA	1,695,000	1,695,000
1.35%, 7/15/32, CF: FNMA	1,600,000	1,600,000

Total Taxable Variable Rate Demand Notes (Cost $139,136,500)		139,136,500

TOTAL INVESTMENTS (Cost $186,409,046) - 99.2%		186,409,046
Other assets and liabilities, net - 0.8%		1,484,809
Net Assets - 100%		$187,893,855

See notes to schedules of investments and notes to financial statements.

Balanced Portfolio

Schedule of Investments

March 31, 2003

Equity Securities - 57.4%	Shares	Value
Air Freight - 0.2%
FedEx Corp.	13,100	$721,417
United Parcel Service, Inc.	4,300	245,100
	966,517

Airlines - 0.1%
Southwest Airlines Co.	38,600	554,296

Auto Parts & Equipment - 0.3%
ArvinMeritor, Inc.	24,100	337,159
Autoliv, Inc.	18,500	369,445
Gentex Corp.*	12,400	315,456
Genuine Parts Co.	7,600	231,876
Modine Manufacturing Co.	24,100	361,259
		1,615,195

Banks - Major Regional - 2.5%
AmSouth BanCorp.	78,400	1,558,592
Bank One Corp.	31,800	1,100,916
FleetBoston Financial Corp.	53,700	1,282,356
KeyCorp Ltd.	35,400	798,624
National City Corp.	26,100	726,885
Northern Trust Corp.	3,800	115,710
US Bancorp	109,900	2,085,902
Wells Fargo & Co.	113,100	5,088,369
		12,757,354

Banks - Money Center - 1.5%
Bank of America Corp.	79,100	5,287,044
Wachovia Corp.	65,300	2,224,771
		7,511,815

Banks - Regional - 0.3%
First Tennessee National Corp.	34,900	1,385,879

Biotechnology - 1.0%
Allos Therapeutics, Inc.*	171,271	685,084
Amgen, Inc.*	55,000	3,165,250
Medimmune, Inc.*	39,855	1,308,425
		5,158,759

Broadcast - Television, Radio, & Cable - 0.5%
Cablevision Systems Corp.*	17,600	334,224
Comcast Corp.*	7,000	200,130
COX Communications, Inc.*	48,400	1,505,724
USA Interactive, Inc. *	22,400	600,096
		2,640,174

Building Materials - 0.1%
Masco Corp.	39,800	$741,076

Chemicals - 0.9%
Airgas, Inc.*	172,500	3,192,975
Praxair, Inc.	25,800	1,453,830
		4,646,805

Chemicals - Specialty - 0.4%
Sigma-Aldrich Corp.	48,900	2,175,561

Communications Equipment - 0.3%
Adtran, Inc.	2,400	86,184
Qualcomm, Inc.	29,100	1,049,346
Scientific-Atlanta, Inc.	13,000	178,620
Tellabs, Inc.*	23,300	134,907
		1,449,057

Computers - Hardware - 2.3%
Dell Computer Corp.*	132,400	3,615,844
International Business Machines Corp.	100,300	7,866,529
McData Corp.*	1	9
Sun Microsystems, Inc.*	70,400	229,504
		11,711,886

Computers - Networking - 1.3%
Cisco Systems, Inc.*	483,056	6,270,067
Network Appliance, Inc.*	41,300	462,147
		6,732,214

Computers - Peripherals - 0.3%
EMC Corp.*	79,100	571,893
Lexmark International, Inc.*	12,300	823,485
		1,395,378

Computers - Software & Services - 2.7%
Adobe Systems, Inc.	32,100	989,643
BMC Software, Inc.*	10,400	156,936
Compuware Corp.*	65,600	222,384
Fair, Issac & Co., Inc.	22,100	1,123,122
Intuit, Inc.*	34,500	1,283,400
Microsoft Corp.	368,400	8,918,964
Symantec Corp.*	3,500	137,130
Synopsys, Inc.*	10,600	451,136
Veritas Software Corp.*	13,500	237,330
		13,520,045

Consumer Finance - 0.3%
Capital One Financial Corp.	12,500	375,125
MBNA Corp.	51,000	767,550
Providian Financial Corp.*	49,600	325,376
		1,468,051

Distributors - Food & Health - 1.6%
AmerisourceBergen Corp.	21,800	$1,144,500
Cardinal Health, Inc.	49,800	2,837,106
Performance Food Group Co.*	10,800	331,128
Supervalu, Inc.	19,300	299,150
Sysco Corp.	134,600	3,424,224
		8,036,108

Electric Companies - 0.2%
Black Hills Corp.	6,100	167,689
Hawaiian Electric Industries, Inc.	3,000	122,280
Mirant Corp.*	92,900	148,640
OGE Energy Corp.	38,600	693,642
		1,132,251

Electrical Equipment - 0.4%
Celestica, Inc.*	52,000	594,360
Cooper Industries, Ltd.	6,000	214,260
Hubbell, Inc.	6,700	209,710
Molex, Inc.	52,600	1,129,848
		2,148,178

Electronics - Component Distribution - 0.1%
W.W. Grainger, Inc.	10,100	433,290

Electronics - Instrument - 0.1%
Agilent Technologies, Inc.*	25,400	334,010

Electronics - Semiconductors - 1.8%
Altera Corp.*	116,300	1,574,702
Analog Devices, Inc.*	58,600	1,611,500
Intel Corp.	258,800	4,213,264
Texas Instruments, Inc.	48,300	790,671
Xilinx, Inc.*	48,400	1,133,044
		9,323,181

Entertainment - 0.4%
AOL Time Warner, Inc.*	166,000	1,802,760

Equipment - Semiconductors - 0.4%
Applied Materials, Inc.*	84,325	1,060,808
Cymer, Inc.*	10,800	255,420
Lam Research Corp.*	25,300	288,142
Novellus Systems, Inc.*	11,700	319,059
		1,923,429

Financial - Diversified - 4.0%
AMBAC Financial Group, Inc.	9,600	484,992
American Express Co.	175,900	5,845,157
Equity Office Properties Trust	53,400	1,359,030
Fannie Mae	78,200	5,110,370
Freddie Mac	32,200	1,709,820
Goldman Sachs Group, Inc.	14,300	973,544
J.P. Morgan Chase & Co.	184,300	4,369,753
Public Storage, Inc.	10,800	$327,240
SLM Corp.	1,300	144,196
		20,324,102

Foods - 1.4%
General Mills, Inc.	24,900	1,134,195
H.J. Heinz Co.	55,900	1,632,280
Hershey Foods Corp.	21,600	1,353,456
Kellogg Co.	88,100	2,700,265
		6,820,196

Footwear - 0.1%
Reebok International, Ltd.*	18,700	614,295
Timberland Co.*	3,300	137,973
		752,268

Hardware & Tools - 0.1%
Black & Decker Corp.	15,100	526,386

Healthcare - Diversified - 2.0%
Johnson & Johnson	174,900	10,121,463

Healthcare - Drug - Generic, Other - 0.0%
Barr Laboratories, Inc.*	4,000	228,000

Healthcare - Drug - Major Pharmaceutical - 3.7%
Forest Laboratories, Inc.*	15,500	836,535
Merck & Co., Inc.	103,800	5,686,164
Pfizer, Inc.	367,300	11,445,068
Schering-Plough Corp.	38,200	681,106
		18,648,873

Healthcare - Hospital Management - 0.5%
Health Management Associates, Inc.	140,900	2,677,100

Healthcare - Managed Care - 0.4%
Anthem, Inc.*	8,100	536,625
Cigna Corp.	3,600	164,592
Wellpoint Health Networks, Inc.*	16,900	1,297,075
		1,998,292

Healthcare - Medical Products & Supplies - 1.7%
Becton Dickinson & Co.	23,400	805,896
Boston Scientific Corp.*	15,300	623,628
Cytyc Corp.*	11,000	143,550
Guidant Corp.	16,800	608,160
Medtronic, Inc.	32,700	1,475,424
St. Jude Medical, Inc.*	16,500	804,375
Stryker Corp.	27,100	1,860,415
Zimmer Holdings, Inc.*	48,742	2,370,323
		8,691,771

Healthcare - Special Services - 0.4%
Quest Diagnostics, Inc.*	32,400	1,933,956
Homebuilding - 0.3%
DR Horton, Inc.	28,200	$541,440
KB Home	1,500	68,175
NVR, Inc.*	1,600	526,400
Pulte Homes, Inc.	3,700	185,555
		1,321,570

Household Furnishing & Appliances - 0.2%
Whirlpool Corp.	18,500	907,055

Household Products - Non-Durable - 1.4%
Church & Dwight, Inc.	31,800	965,448
Colgate-Palmolive Co.	40,200	2,188,488
Kimberly-Clark Corp.	89,400	4,064,124
		7,218,060

Housewares - 0.1%
Newell Rubbermaid, Inc.	16,500	467,775

Insurance - Life & Health - 0.3%
Aflac, Inc.	25,800	826,890
Jefferson-Pilot Corp.	6,300	242,424
Lincoln National Corp.	16,000	448,000
Nationwide Financial Services, Inc.	8,700	212,019
		1,729,333

Insurance - Multi-Line - 1.5%
American International Group, Inc.	149,700	7,402,665
Hartford Financial Services, Inc.	5,500	194,095
		7,596,760

Insurance - Property & Casualty - 0.7%
Chubb Corp.	26,700	1,183,344
MGIC Investment Corp.	4,500	176,715
Progressive Corp.	10,400	616,824
Safeco Corp.	39,600	1,384,812
		3,361,695

Insurance Brokers - 0.1%
Marsh & McLennan Co.'s	8,800	375,144

Internet Connectivity Services - 0.0%
Covad Communications Group, Inc.*	26,923	15,346

Investment Banking / Brokerage - 0.3%
Charles Schwab Corp.	27,700	199,994
Legg Mason, Inc.	23,500	1,145,390
		1,345,384

Investment Management - 0.2%
Franklin Resources, Inc.	4,900	161,259
Instinet Group, Inc.	99,100	347,841
Investors Financial Services Corp.	24,500	596,575
The Phoenix Co.'s, Inc.	18,000	130,320
		1,235,995

Leisure Time - Products - 0.3%
Harley-Davidson, Inc.	39,200	$1,556,632

Machinery - Diversified - 0.4%
Deere & Co.	36,900	1,448,694
Dover Corp.	20,000	484,400
WorldWater Corp. *m	140,000	8,190
		1,941,284

Manufacturing - Diversified - 0.7%
Carlisle Co.'s, Inc.	7,200	291,528
Danaher Corp.	15,900	1,045,584
Illinois Tool Works, Inc.	21,400	1,244,410
Parker Hannifin Corp.	18,900	732,186
		3,313,708

Manufacturing - Specialized - 0.8%
Avery Dennison Corp.	21,400	1,255,538
Evergreen Solar, Inc.*	118,767	191,215
Jabil Circuit, Inc.*	108,900	1,905,750
Sealed Air Corp.*	13,000	521,690
		3,874,193

Natural Gas - 0.5%
AGL Resources, Inc.	29,900	706,537
Equitable Resources, Inc.	14,400	540,144
Kinder Morgan, Inc.	31,400	1,413,000
Oneok, Inc.	3,800	69,692
		2,729,373

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	9,600	306,432

Oil & Gas - Drilling & Equipment - 0.6%
Patterson-UTI Energy, Inc.*	14,300	462,748
Smith International, Inc.*	66,000	2,325,180
		2,787,928

Oil & Gas - Exploration & Production - 1.2%
EOG Resources, Inc.	86,800	3,433,808
Pioneer Natural Resources Co.*	38,900	976,390
XTO Energy, Inc.	95,467	1,813,867
		6,224,065

Paper & Forest Products - 0.3%
Seventh Generation, Inc. #*m	174,195	313,551
Weyerhaeuser Co.	23,900	1,143,137
		1,456,688

Personal Care - 0.4%
Avon Products, Inc.	9,600	547,680
Gillette Co.	32,700	1,011,738
NBTY, Inc. *	21,400	405,744
		1,965,162

Photography / Imaging - 0.4%
Eastman Kodak Co.	54,700	$1,619,120
Xerox Corp.*	38,000	330,600
		1,949,720

Power Producers - Independents - 0.0%
Calpine Corp.*	41,000	135,300

Publishing - 0.4%
McGraw-Hill Co.'s, Inc.	32,000	1,778,880

Publishing - Newspapers - 0.1%
Belo Corp.	3,800	76,988
Dow Jones & Co., Inc.	9,900	350,856
Lee Enterprises, Inc.	2,300	72,496
New York Times Co.	5,900	254,585
		754,925

Restaurants - 0.1%
Darden Restaurants, Inc.	23,950	427,507

Retail - Building Supplies - 1.5%
Home Depot, Inc.	125,250	3,051,090
Lowe's Co.'s, Inc.	104,900	4,282,018
		7,333,108

Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.*	34,900	941,253

Retail - Department Stores - 0.8%
J.C. Penney Co., Inc.	62,700	1,231,428
Kohls Corp.*	48,351	2,735,700
		3,967,128

Retail - Discounters - 0.5%
Dollar General Corp.	7,100	86,691
Family Dollar Stores, Inc.	72,700	2,244,976
		2,331,667

Retail - Drug Stores - 0.8%
Caremark Rx, Inc.*	53,700	974,655
CVS Corp.	71,400	1,702,890
Walgreen Co.	39,100	1,152,668
		3,830,213

Retail - Food Chains - 0.2%
Whole Foods Market, Inc.*	15,200	845,728

Retail - General Merchandise - 0.5%
Costco Wholesale Corp.*	9,400	282,282
Target Corp.	76,800	2,247,168
		2,529,450

Retail - Home Shopping - 0.0%
Gaiam, Inc.*	12,500	$67,125

Retail - Specialty - 1.0%
Bed Bath & Beyond, Inc.*	62,400	2,155,296
Linens 'N Things, Inc.*	5,500	111,760
Office Depot, Inc.*	45,100	533,533
Staples, Inc.*	136,200	2,496,546
		5,297,135

Retail - Specialty Apparel - 0.1%
Gap, Inc. (The)	35,000	507,150

Savings & Loan Companies - 0.5%
Washington Mutual, Inc.	72,400	2,553,548

Services - Advertising / Marketing - 0.2%
Acxiom Corp.*	44,000	740,520
Omnicom Group, Inc.	5,600	303,352
		1,043,872

Services - Commercial & Consumer - 0.4%
Cerner Corp.*	26,500	858,070
H & R Block, Inc.	8,400	358,596
Pittston Brink's Group	26,900	372,834
Total System Services, Inc.	17,400	272,484
		1,861,984

Services - Computer Systems - 0.3%
Electronic Data Systems Corp.	69,300	1,219,680
Ingram Micro, Inc.*	26,000	286,780
Sungard Data Systems, Inc.*	11,500	244,950
		1,751,410

Services - Data Processing - 1.7%
Automatic Data Processing, Inc.	42,400	1,305,496
Checkfree Corp.*	48,500	1,090,280
DST Systems, Inc.*	7,600	206,720
First Data Corp.	111,100	4,111,811
Fiserv, Inc.*	60,500	1,904,540
		8,618,847

Services - Employment - 0.3%
Manpower, Inc.	46,300	1,383,444

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	15,600	285,792

Telecommunications - Cell / Wireless - 0.1%
AT&T Wireless Services, Inc.*	42,400	279,840

Telephone - 1.6%
Bellsouth Corp.	88,200	$1,911,294
CenturyTel, Inc.	64,100	1,769,160
Citizens Communications Co.*	39,900	398,202
SBC Communications, Inc.	209,500	4,202,570
		8,281,226

Truckers - 0.1%
Swift Transportation Co., Inc. *	20,800	332,800

Venture Capital - 0.8%
Agraquest, Inc:
Series B, Preferred #*m	190,477	380,954
Series C, Convertible Preferred #*m	117,647	235,294
Allmedia Solutions, Inc., Series A, Preferred #*m	479,652	1
CFBanc Corp. #*m	27,000	270,000
City Soft, Inc., Warrants:
Exp. 5/15/02 (Exercise Price $0.21/share) #*m	189,375	--
Exp. 10/12/15:
(Exercise Price $0.01/share) #*m	118,360	--
(Exercise Price $0.14/share) #*m	118,359	--
(Exercise Price $0.28/share) #*m	118,359	--
Community Bank of the Bay #*m	4,000	32,000
Community Growth Fund	1,498,306	451,972
Energia Global, Inc., Series A, Convertible Preferred #*m	113,700	45,707
Frans Healthy Helpings, Series B, Convertible Preferred #*m	505,051	1
H2Gen Innovations, Inc.:
Series A, Preferred #*m	251,496	251,496
Warrants #*m	20,833	--
Hayes Medical Services, Convertible Preferred #*m	326,797	364,238
Neighborhood Bancorp #*m	10,000	100,000
New Markets Growth Fund #*m	25,000	25,000
Northern Power Systems:
Series A, Preferred #*m	313	1,565
Series C, Preferred #*m	3,981	19,905
Series D, Preferred #*m	35,000	175,000
Pharmadigm, Inc.:
Series B, Preferred #*m	125,000	12,500
Series C, Preferred #*m	113,636	11,364
ProFund International S.A.:
Common #*m	7,501	--
Preferred #*m	673,824	482,795
SMARTTHINKING, Inc., Series A, Convertible Preferred #*m	424,016	31,050
Wellspring International, Inc.:
Series A, Preferred #*m	129,032	116,223
Series B, Preferred #*m	108,268	112,171
Series C, Preferred #*m	277,778	150,000
Warrants Exp. 8/15/12 #*m	59,500	--
Wild Planet Toys, Inc.:
Series B, Preferred #*m	476,190	452,380
Series E, Preferred #*m	129,089	122,635
Wind Harvest Co., Inc., Common #*m	8,696	50,000
	3,894,251

Total Equity Securities (Cost $318,172,356)		288,998,561

	Adjusted
Limited Partnership Interest - 0.6%	Basis	Value
Angels With Attitude #*mp	$133,334	$117,848
Coastal Venture Partners #*m	200,000	149,237
Common Capital #*m	165,000	143,839
Environmental Private Equity Fund II #*m	200,000	44,823
FA Private Equity Fund IV, #*m	100,000	91,069
GEEMF Partners #*mp	255,500	107,863
Global Environmental Markets Fund #*m	744,500	--
Hambrecht & Quist Environmental Technology Fund #*m	500,000	38,444
IEPF Equity Fund III #*m	1,000,000	690,247
Labrador Ventures III #*m	500,000	169,980
Labrador Ventures IV #*m	700,000	323,523
Liberty Environmental Partners #*mp	350,000	78,304
Milepost Ventures #*mp	500,000	1
Poland Partners #*m	400,000	265,032
Solstice Capital #*m	150,000	150,000
Ukraine Fund #*m	90,000	47,156
Utah Ventures #*m	1,000,000	363,013
Venture Strategy Partners #*m	245,000	29,799

Total Limited Partnership Interest (Cost $6,435,924)		2,810,178

	Principal
Corporate Bonds - 25.0%	Amount
ASIF Global Financing VRDN, 1.48%, 3/14/06 n	5,000,000	5,000,000
AT&T Canada, Inc.:
7.625%, 3/15/05 a	1,000,000	215,000
7.65%, 9/15/06 a	8,500,000	1,827,500
Atlantic Mutual Insurance Co, 8.15%, 2/15/28 n	9,500,000	6,016,920
Autopista Del Maipo Sociedad, 7.373%, 6/15/22 n	750,000	809,512
Bank One Issuance Trust VRDN, 1.382%, 10/15/08	3,000,000	3,001,890
Brascan Corp, 5.75%, 3/1/10	1,000,000	1,005,570
City Soft, Inc., Convertible Notes, 10.00%, 8/31/06 #m	297,877	297,877
CNL Funding, 7.721%, 8/25/09	2,736,558	3,027,835
Community Reinvestment Fund, 6.35%, 6/1/15	3,433	4,619
Conseco Financing Trust III, 8.796%, 4/1/27 f	2,895,000	14,475
Conseco, Inc.:
8.75%, 8/9/06 fn	500,000	135,000
6.80%, 6/15/07 fn	3,585,000	967,950
Continental Airlines, Inc., VRDN, 2.231%, 12/6/07 n	2,500,000	2,505,620
COX Communications, Inc., VRDN, 6.15%, 8/1/03	2,000,000	2,000,000
Delta Air Lines, Inc., VRDN, 2.09%, 1/25/08 n	3,000,000	3,000,000
Evangelical Lutheran Good Samaritan Fund, 6.78%, 11/1/05	3,000,000	3,321,726
Finova Group, Inc., 7.50%, 11/15/09	13,142,000	4,665,410
Greater Bay Bancorp., 5.25%, 3/31/08 n	1,000,000	1,000,500
Hudson United Bancorp., Inc., 8.20%, 9/15/06	1,000,000	1,096,640
Impac CMB Trust VRDN, 1.765%, 8/25/32	4,862,514	4,865,870
Interpool, Inc., 7.20%, 8/1/07	3,600,000	3,330,000
Jefferies Group, Inc., 7.75%, 3/15/12	1,000,000	1,091,500
JET Equipment Trust, 9.71%, 2/15/15 nj	2,000,000	201,280
JP Morgan Chase & Co., VRDN, 1.59%, 2/24/05	3,000,000	3,000,960
KDM Development Corp., 2.41%, 12/31/07 #m	746,900	652,352
LCOR Alexandria LLC, 6.625%, 9/15/19 n	5,750,000	6,389,342
LG&E Capital Corp., 6.205%, 5/1/04 n	$1,500,000	$1,553,010
Liberty Mutual Insurance Co., 7.697%, 10/15/2097 n	8,250,000	6,015,900
Lumbermans Mutual Casualty Co.:
9.15%, 7/1/26 cn	2,150,000	236,500
8.30%, 12/1/37 bn	6,630,000	729,300
8.45%, 12/1/2097 dn	2,560,000	281,600
Mack-Cali Realty LP, 7.00%, 3/15/04	1,000,000	1,041,540
Markel Corp.:
7.00%, 5/15/08	2,000,000	2,108,440
6.80%, 2/15/13	2,000,000	1,994,060
Nortel Networks Corp., 4.25%, 9/1/08	1,600,000	1,187,328
Pedernales Electric Coop, Inc., 6.202%, 11/15/32 n	2,000,000	2,039,260
Pfizer, Inc., 1.21%, 4/4/03	3,500,000	3,499,647
Poland Partners, 4/13/04 #m	120,325	117,985
Post Apartment Homes LP MFH Revenue VRDN, 1.31%, 7/15/29	19,200,000	19,200,000
Preferred Term Securities IX Ltd.:
VRDN, 2.011%, 4/3/33 n	1,000,000	1,000,000
4.08%, 4/3/33 n	1,250,000	1,252,962
SLM Corp., VRDN, 1.43%, 3/15/06	5,000,000	5,000,650
Sovereign Bank, 10.20%, 6/30/05 n	774,560	892,022
Sovereign Bancorp., Inc., 12.18%, 6/30/20 n	5,136,551	7,293,902
TCI Communications, Inc., 6.375%, 5/1/03	1,500,000	1,501,110
Toll Road Investment Partnership II Zero Coupon Bonds:
2/15/13 n	8,000,000	4,842,600
2/15/14 n	5,000,000	2,876,490
2/15/25 n	6,000,000	1,451,046
Unisys Corp., 6.875%, 3/15/10	200,000	199,500

Total Corporate Bonds (Cost $147,643,267)		125,760,200

U.S. Government Agency Obligations - 3.1%
Fannie Mae:
4.00%, 11/17/06	4,000,000	4,056,560
5.25%, 3/25/11	5,000,000	5,031,439
Freddie Mac:
5.50%, 6/15/10	5,000,000	5,060,100
Kingdom of Jordan, Guaranteed by the United States Agency of
International Development, 8.75%, 9/1/19	1,193,503	1,516,417

Total U.S. Government Agency Obligations (Cost $15,589,505)		15,664,516

Municipal Obligations - 13.2%
Alameda California Corridor Transportation Authority
Revenue Bonds, 6.60%, 10/1/29	3,000,000	3,323,940
Alaska State Housing Finance Corp. Revenue VRDN, 1.32%, 12/1/32	11,265,000	11,265,000
American Public Energy Agency Gas Supply Revenue Bonds,
6.875%, 12/1/04	5,852,000	6,303,599
California Housing Finance Agency Revenue VRDN, 1.95%, 2/1/23	4,635,000	4,635,000
Colorado Metropolitan Football Stadium District Revenue Bonds,
5.00%, 3/1/07	2,000,000	2,108,940
Denver Colorado City & County Discount Notes,12/15/16	2,000,000	928,720
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 k	$3,750,000	$3,182,737
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 1.35%, 7/1/22	400,000	400,000
New Jersey Economic Development Authority Revenue Discount Note:
2/15/17	14,250,000	6,560,130
2/15/24	5,500,000	1,534,005
Oregon School Boards Association Discount Notes, 6/30/16	3,000,000	1,427,400
Philadelphia Pennsylvania IDA:
Discount Notes, 4/15/14	1,750,000	989,328
Revenue Bonds, 6.488%, 6/15/04	5,407,972	5,664,580
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	3,620,000	4,073,260
Port St. Lucie Florida Special Assessment Revenue Bonds,
4.55%, 1/1/10	1,385,000	1,411,523
Texas State Veterans Housing Assistance VRDN:
1.29%, 12/1/09	3,800,000	3,800,000
1.29%, 12/1/29	4,500,000	4,500,000
Texas State Public Finance Authority Revenue Bonds, 9.00%, 12/1/06	3,218,000	3,692,494
Virginia State Housing Development Authority Revenue Bonds,
4.85%, 6/1/12	500,000	506,360

Total Municipal Obligations (Cost $64,918,332)		66,307,016

High Social Impact Investments - 1.0%
Calvert Foundation Community Investment Notes, 3.00%, 7/1/04 #m	5,016,666	4,987,218

Total High Social Impact Investments (Cost $5,016,666)		4,987,218

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 2.00%, 11/28/03 Lm	50,000	49,887
Blackfeet National Bank, 2.00%, 11/13/03 Lm	92,000	91,690
D. Edward Wells Federal Credit Union, 2.75%, 11/20/03 Lm	50,000	49,886
First American Credit Union, 1.80%, 12/23/03 Lm	92,000	92,000
Mission Area Federal Credit Union, 1.50%, 11/18/03 Lm	50,000	49,897
Northeast Community Federal Credit Union, 1.00%, 11/22/03 Lm	50,000	49,918
ShoreBank & Trust Co., 1.40%, 12/6/03 Lm	100,000	99,820

Total Certificates of Deposit (Cost $484,000)		483,098

TOTAL INVESTMENTS (Cost $558,260,050) - 100.4%	505,010,787
Other assets and liabilities, net - (0.4%)		(1,970,907)
Net Assets - 100%		$503,039,880

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	29	6/03	$3,331,375	$23,016
U.S. Treasury Bonds	103	6/03	11,613,250	(167,811)

Sold:
2 Year U.S. Treasury Notes	10	6/03	2,155,313	(1,008)

See notes to schedules of investments and notes to financial statements.

Bond Portfolio

Schedule of Investments

March 31, 2003

	Principal
Corporate Bonds - 47.6%	Amount	Value
Agfirst Farm Credit Bank, 8.393%, 12/15/16	$1,000,000	$1,145,395
AT&T Canada, Inc.:
7.625%, 3/15/05 a	2,500,000	537,500
7.65%, 9/15/06 a	3,250,000	698,750
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 n	4,000,000	2,533,440
Autopista del Maipo Sociedad, 7.373%, 6/15/22 n	500,000	539,675
Bank One Issuance Trust Floating Rate Note, 1.387%, 10/15/08	3,000,000	3,001,890
Bellsouth Savings & Employee Stock Ownership Plan Trust,
9.125%, 7/1/03	15,918	16,221
Brascan Corp., 7.375%, 3/1/33	1,000,000	985,720
Cascade Christian Schools, 7.65%, 12/1/09	852,000	926,550
CNL Funding, 7.721%, 8/25/09	2,022,673	2,237,965
Conseco, Inc., 8.75%, 8/9/06 fn	2,250,000	607,500
Continental Airlines, Inc., Floating Rate Note, 2.231%, 12/6/07 n	2,000,000	2,004,496
COX Communications, Inc., 6.15%, 8/1/03	2,000,000	2,000,000
EOP Operating LP, 6.50%, 6/15/04	1,002,717	1,045,954
Finova Group, Inc., 7.50%, 11/15/09	9,375,000	3,328,125
First Republic Bank, 7.75%, 9/15/12	870,000	912,613
Greater Bay Bancorp., 5.25%, 3/31/08 n	1,000,000	1,000,500
Hudson United Bancorp., Inc., 8.20%, 9/15/06	1,000,000	1,096,640
Impac CMB Trust, Floating Rate Note, 1.765%, 8/25/32	3,890,012	3,892,696
Interpool Capital Trust, 9.875%, 2/15/27	1,620,000	1,300,050
Interpool, Inc., 7.35%, 8/1/07	1,800,000	1,665,000
Jefferies Group, Inc., 7.75%, 3/15/12	1,500,000	1,637,250
JET Equipment Trust, 9.71%, 2/15/15 nj	1,000,000	100,640
JP Morgan Chase & Co. Floating Rate Note, 1.59%, 2/24/05	3,000,000	3,000,960
LCOR Alexandria LLC, 6.625%, 9/15/19 n	5,000,000	5,555,950
LG&E Capital Corp., 6.205%, 5/1/04 n	1,500,000	1,553,010
Liberty Mutual Insurance Co., 7.697%, 10/15/97 n	6,370,000	4,645,004
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 cn	3,400,000	374,000
8.30%, 12/1/37bn	4,000,000	440,000
Mack-Cali Realty LP, 7.00%, 3/15/04	1,000,000	1,041,540
Markel Capital Trust I, 8.71%, 1/1/46	1,780,000	1,503,459
Markel Corp., 6.80%, 2/15/13	2,000,000	1,994,060
Nortel Networks Corp., 4.25%, 9/1/08	1,500,000	1,113,120
Pedernales Electric Cooperative, Inc., 6.202%, 11/15/32 n	2,900,000	2,956,927
Preferred Term Securities Ltd, 4.08%, 4/3/33 n	1,250,000	1,252,963
SLM Corp. Floating Rate Note, 1.43%, 3/15/06	7,000,000	7,000,910
Sovereign Bank:
10.20%, 6/30/05 n	1,742,760	2,007,049
12.18%, 6/30/20 n	3,476,011	4,935,935
State Street Capital Trust II Floating Rate Note, 1.869%, 2/15/08	1,000,000	1,000,130
TCI Communications, Inc., 6.375%, 5/1/03	2,000,000	2,001,480
TIERS Trust, 8.45%, 12/1/17 e	439,239	48,725
Toll Road Investment Partnership II Zero Coupon Bonds:
2/15/04 n	$1,000,000	$986,370
2/15/05 n	3,000,000	2,809,740
2/15/06 n	1,000,000	921,559
2/15/10 n	3,000,000	2,136,780
2/15/13 n	1,000,000	605,325
2/15/14 n	2,000,000	1,150,596
2/15/25 n	3,000,000	725,523
Unisys Corp., 6.875%, 3/15/10	200,000	199,500

Total Corporate Bonds (Cost $91,204,460)		85,175,185

Taxable Municipal Obligations - 16.4%
Alameda California Corridor Transportation Authority
Revenue Bonds, 6.60%, 10/1/29	2,250,000	2,492,955
Brooklyn Park, Minnesota GO Bonds, 4.75%, 2/1/13	710,000	713,280
Colorado Metropolitan Football Stadium District,
Revenue Notes 5.00%, 3/1/07	1,000,000	1,054,470
Denver City & County School District Number 1 COPs
Zero Coupon, 12/15/16	3,000,000	1,393,080
Greater Valley Medical Building Partnership LP Revenue Bonds,
6.86%, 3/1/21	1,935,000	2,015,786
New Jersey Economic Development Authority Revenue
Zero Coupon Bonds:
2/15/17	11,000,000	5,063,960
2/15/24	7,000,000	1,952,370
Oregon School Boards Association GO Bonds, Zero Coupon,
6/30/16	2,250,000	1,070,550
Philadelphia IDA Revenue Bonds:
6.488%, 6/15/04	4,635,405	4,855,355
Zero Coupon, 4/15/14	1,250,000	706,663
Phoenix, Arizona IDA Stadium Revenue Bonds, 6.85%, 12/1/25	2,500,000	2,813,025
Port St. Lucie, Florida Special Tax Assessment Revenue Bonds,
4.25%, 1/1/09	1,315,000	1,334,370
Texas State Public Finance Authority Revenue Bonds, 9.00%, 12/1/06	2,825,000	3,241,546
Virginia State Housing Development Authority Revenue Bonds,
4.85%, 6/1/12	570,000	577,250

Total Taxable Municipal Obligations (Cost $28,131,378)		29,284,660

Taxable Variable Rate Demand Notes - 17.9%
ASIF Global Financing, 1.48%, 3/14/06 n	5,000,000	5,000,000
California Housing Finance Agency Home Ownership &
Home Improvement Revenue, 1.95%, 2/1/23	3,710,000	3,710,000
Connecticut State Housing Finance Authority Revenue,
1.29%, 11/15/16	2,500,000	2,500,000
Delta Air Lines, Inc., 2.09%, 1/25/08 n	3,000,000	3,000,000
New York City Housing Development Corp. MFH Revenue,
1.29%, 11/15/31	2,300,000	2,300,000
Post Apartment Homes LP MFH Revenue, 1.42%, 7/15/29	8,000,000	8,000,000
Preferred Term Securities Ltd, 2.011%, 4/3/33 n	1,000,000	1,000,000
Southeast Alabama Gas Distribution Revenue, 1.35%, 6/1/25	$3,265,000	$3,265,000
Wenatchee Valley Clinic, 1.35%, 11/23/24	3,230,000	3,230,000

Total Taxable Variable Rate Demand Notes (Cost $32,005,000)		32,005,000

Commercial Paper - 5.1%
Pfizer, Inc., 1.21%, 4/4/03	3,052,000	3,051,692
Prudential plc, 1.25%, 4/7/03	6,000,000	5,998,750

Total Commercial Paper (Cost $9,050,442)		9,050,442

U.S. Government Agencies
and Instrumentalities - 14.5%
Fannie Mae:
4.00%, 11/17/06	5,000,000	5,070,700
5.25%, 3/25/11	5,000,000	5,031,438
Fannie Mae Discount Notes, 1.30%, 4/1/03	10,000,000	10,000,000
Freddie Mac, 5.50%, 6/15/10	5,000,000	5,060,100
Kingdom of Jordan, Guaranteed by the United States
Agency of International Development, 8.75%, 9/1/19	596,752	758,209

Total U.S. Government Agencies
and Instrumentalities (Cost 25,907,193)		25,920,447

High Social Impact Investments - 0.6%
Calvert Foundation Community Investment Notes, 3.00%, 7/1/03 #m	1,050,000	1,043,836

Total High Social Impact Investments (Cost $1,050,000)		1,043,836

Equity Securities - 0.0%	Shares
Northern Borders Partners, LP	3,500	133,805

Total Equity Securities (Cost $13,788)		133,805

TOTAL INVESTMENTS (Cost $187,362,261) - 102.1%		182,613,375
Other assets and liabilities, net - (2.1%)		(3,830,556)
Net Assets - 100%		$178,782,819

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	71	6/03	$8,156,125	$104,925
U.S. Treasury Bonds	115	6/03	12,966,250	(185,815)

Sold:
2 Year U.S. Treasury Notes	10	6/03	2,155,313	(1,008)

See notes to schedules of investments and notes to financial statements.

Equity Portfolio

Schedule of Investments

March 31, 2003

Equity Securities - 97.6%	Shares	Value
Banks - Major Regional - 3.2%
BB&T Corp.	226,100	$7,106,323
Synovus Financial Corp.	538,000	9,624,820
		16,731,143

Biotechnology - 3.2%
Amgen, Inc.*	291,500	16,775,825

Chemicals - 3.2%
Air Products & Chemicals, Inc.	260,900	10,809,087
Ecolab, Inc.	120,600	5,949,198
		16,758,285

Computers - Hardware - 4.5%
Dell Computer Corp.*	503,100	13,739,661
Sun Microsystems, Inc.*	3,017,800	9,838,028
		23,577,689

Computers - Networking - 3.1%
Cisco Systems, Inc.*	1,257,700	16,324,946

Computers - Peripherals - 1.9%
EMC Corp.*	1,406,800	10,171,164

Computers - Software & Services - 4.8%
Adobe Systems, Inc.	281,600	8,681,728
Jack Henry & Associates, Inc.	602,700	6,382,593
Microsoft Corp.	422,800	10,235,988
		25,300,309

Distributors - Food & Health - 1.8%
Performance Food Group Co.*	301,300	9,237,858

Electrical Equipment - 2.3%
Emerson Electric Co.	100,600	4,562,210
Molex, Inc.	401,900	7,390,941
		11,953,151

Electronics - Semiconductors - 3.6%
Intel Corp.	704,500	11,469,260
Microchip Technology, Inc.	362,100	7,205,790
		18,675,050

Financial - Diversified - 2.0%
SEI Investments Co.	402,000	10,532,400

Healthcare - Diversified - 2.2%
Johnson & Johnson	201,300	$11,649,231

Healthcare - Drug - Major Pharmaceutical - 8.4%
Merck & Co., Inc.	271,500	14,872,770
Pfizer, Inc.	522,900	16,293,564
Schering-Plough Corp.	723,900	12,907,137
		44,073,471

Healthcare - Hospital Management - 1.2%
Health Management Associates, Inc.	342,000	6,498,000

Healthcare - Managed Care - 3.3%
Wellpoint Health Networks, Inc.*	221,900	17,030,825

Healthcare - Medical Products & Supplies - 4.2%
Cylex, Inc.:
Series A (Preferred) #*m	1,017,424	335,750
Warrants, Exp. 2/14/13 #*m	40,470	12,950
Dentsply International, Inc.	271,800	9,455,922
Medtronic, Inc.	271,300	12,241,056
		22,045,678

Household Products - Non-Durable - 1.0%
Colgate-Palmolive Co.	92,600	5,041,144

Insurance - Life & Health - 2.0%
Aflac, Inc.	322,200	10,326,510

Insurance - Multi-Line - 3.6%
American International Group, Inc.	305,800	15,121,810
Hartford Financial Services, Inc.	99,000	3,493,710
		18,615,520

Investment Banking / Brokerage - 1.0%
Charles Schwab Corp.	754,200	5,445,324

Investment Management - 1.5%
Franklin Resources, Inc.	241,500	7,947,765

Machinery - Diversified - 1.9%
Dover Corp.	401,700	9,729,174

Manufacturing - Diversified - 1.4%
Pentair, Inc.	201,500	7,123,025

Manufacturing - Specialized - 1.5%
Aptargroup, Inc.	241,600	7,815,760
H2Gen Innovations, Inc.:
Series A (Preferred) #*m	251,496	251,496
Warrants, Exp. 1/1/12 #*m	20,833	--
		8,067,256

Natural Gas - 2.8%
Questar Corp.	503,000	$14,873,710

Oil & Gas - Exploration & Production - 2.9%
EOG Resources, Inc.	383,300	15,163,348

Personal Care - 4.7%
Alberto-Culver Co.	224,400	10,759,980
Avon Products, Inc.	101,100	5,767,755
Estee Lauder Co.'s, Inc.	264,000	8,015,040
		24,542,775

Restaurants - 1.6%
Brinker International, Inc.*	271,600	8,283,800

Retail - Building Supplies - 2.3%
Home Depot, Inc.	502,800	12,248,208

Retail - Discounters - 2.1%
Family Dollar Stores, Inc.	352,300	10,879,024

Retail - Drug Stores - 1.5%
Walgreen Co.	264,200	7,788,616

Retail - General Merchandise - 2.0%
Target Corp.	355,200	10,393,152

Retail - Specialty - 2.0%
Bed Bath & Beyond, Inc.*	296,100	10,227,294

Services - Computer Systems - 1.9%
Sungard Data Systems, Inc.*	453,100	9,651,030

Services - Data Processing - 2.9%
Concord EFS, Inc.*	503,000	4,728,200
Fiserv, Inc.*	327,200	10,300,256
		15,028,456

Services - Facility - 1.0%
ABM Industries, Inc.	403,000	5,295,420

Telephone - 3.1%
Alltel Corp.	356,700	15,965,892

Total Equity Securities (Cost $512,236,944)		509,971,468

	Principal
Corporate Bonds - 0.0%	Amount
Cylex, Inc., 8.00%, 6/30/03 #m	$66,775	57,775

Total Corporate Bonds (Cost $57,775)		57,775

	Principal
Taxable Variable Rate Demand Notes - 0.2%	Amount	Value
Alaska Housing Finance Corp., 1.30%, 12/1/32	$880,000	$880,000

Total Taxable Variable Rate Demand Notes (Cost $880,000)		880,000

U.S. Government Agencies
And Instrumentalities - 1.6%
Fannie Mae Discount Notes, 1.30%, 4/1/03	8,200,000	8,200,000

Total U.S. Government Agencies
and Instrumentalities (Cost $8,200,000)		8,200,000

High Social Impact Investments - 0.3%
Calvert Foundation Community Investment Note, 3.00%, 7/1/03 #m	1,800,000	1,789,434

Total High Social Impact Investments (Cost $1,800,000)		1,789,434

TOTAL INVESTMENTS (Cost $523,174,719) - 99.7%		520,898,677
Other assets and liabilities, net - 0.3%		1,695,599
Net Assets - 100%		$522,594,276

See notes to schedules of investments and notes to financial statements.

Enhanced Equity Portfolio

Schedule of Investments

March 31, 2003

Equity Securities - 98.5%	Shares	Value
Air Freight - 0.4%
FedEx Corp.	2,700	$148,689

Airlines - 0.4%
Southwest Airlines Co.	9,700	139,292

Auto Parts & Equipment - 0.4%
Genuine Parts Co.	1,900	57,969
Modine Manufacturing Co.	6,500	97,435
		155,404

Banks - Major Regional - 4.9%
Bank of New York Co., Inc.	1,000	20,500
Bank One Corp.	8,400	290,808
FleetBoston Financial Corp.	14,200	339,096
KeyCorp Ltd.	9,000	203,040
National City Corp.	6,600	183,810
US Bancorp	28,600	542,828
Wells Fargo & Co.	7,700	346,423
		1,926,505

Banks - Money Center - 4.1%
Bank of America Corp.	15,847	1,059,213
Wachovia Corp.	17,000	579,190
		1,638,403

Biotechnology - 1.2%
Amgen, Inc.*	8,400	483,420

Broadcast - Television, Radio, & Cable - 0.7%
Cablevision Systems Corp.*	3,300	62,667
COX Communications, Inc.*	2,300	71,553
USA Interactive	4,600	123,234
		257,454

Building Materials - 0.5%
Masco Corp.	10,600	197,372

Chemicals - 1.0%
Praxair, Inc.	6,700	377,545

Communications Equipment - 1.7%
Adtran, Inc.*	8,700	312,417
Qualcomm, Inc.	7,600	274,056
Scientific-Atlanta, Inc.	3,300	45,342
Tellabs, Inc.*	5,800	33,582
		665,397

Computers - Hardware - 4.3%
Dell Computer Corp.*	15,600	$426,036
International Business Machines Corp.	15,500	1,215,665
Sun Microsystems, Inc.*	17,500	57,050
		1,698,751

Computers - Networking - 1.5%
Cisco Systems, Inc.*	45,100	585,398

Computers - Peripherals - 0.3%
EMC Corp.*	14,500	104,835
Storage Technology Corp.*	1,300	26,286
		131,121

Computers - Software & Services - 4.8%
BMC Software, Inc.*	2,900	43,761
Citrix Systems, Inc.*	6,400	84,224
Compuware Corp.*	16,400	55,596
Electronic Arts, Inc.*	500	29,320
Fair, Issac & Co., Inc.	1,000	50,820
Intuit, Inc.*	2,000	74,400
Microsoft Corp.	60,200	1,457,442
Symantec Corp.*	900	35,262
Veritas Software Corp.*	3,700	65,046
		1,895,871

Consumer Finance - 1.0%
Capital One Financial Corp.	3,300	99,033
MBNA Corp.	13,500	203,175
Providian Financial Corp.*	12,600	82,656
		384,864

Distributors - Food & Health - 1.5%
Cardinal Health, Inc.	6,350	361,760
McKesson Corp.	3,300	82,269
Supervalu, Inc.	4,800	74,400
Sysco Corp.	2,500	63,600
		582,029

Electric Companies - 0.6%
Mirant Corp.*	22,900	36,640
OGE Energy Corp.	10,300	185,091
		221,731

Electrical Equipment - 0.7%
AVX Corp.	1,200	10,800
C&D Technologies, Inc.	2,100	25,158
Cooper Industries Ltd	1,600	57,136
Hubbell, Inc.	1,700	53,210
Molex, Inc.	6,100	131,028
		277,332

Electronics - Component Distribution - 0.3%
W.W. Grainger, Inc.	2,800	$120,120

Electronics - Instrument - 0.3%
Agilent Technologies, Inc.*	6,349	83,489
Skyworks Solutions, Inc.*	2,700	16,821
		100,310

Electronics - Semiconductors - 2.5%
Intel Corp.	44,400	722,832
Linear Technology Corp.	1,000	30,870
Micron Technology, Inc.*	600	4,884
Texas Instruments, Inc.	12,900	211,173
		969,759

Entertainment - 0.8%
AOL Time Warner, Inc.*	30,300	329,058

Equipment - Semiconductors - 0.3%
Applied Materials, Inc.*	8,500	106,930
Novellus Systems, Inc.*	200	5,454
		112,384

Financial - Diversified - 7.1%
AMBAC Financial Group, Inc.	2,500	126,300
American Express Co.	17,400	578,202
Equity Office Properties Trust	10,500	267,225
Fannie Mae	12,600	823,410
Freddie Mac	8,400	446,040
J.P. Morgan Chase & Co.	19,500	462,345
Public Storage, Inc.	2,700	81,810
SLM Corp.	400	44,368
		2,829,700

Foods - 3.0%
Del Monte Foods Co.*	1,935	14,435
General Mills, Inc.	5,700	259,635
H.J. Heinz Co.	12,200	356,240
Hershey Foods Corp.	5,600	350,896
Kellogg Co.	6,600	202,290
		1,183,496

Footwear - 0.5%
Reebok International, Ltd.*	5,100	167,535
Timberland Co.*	800	33,448
		200,983

Hardware & Tools - 0.3%
Black & Decker Corp.	2,900	101,094

Healthcare - Diversified - 3.6%
Johnson & Johnson	24,800	1,435,176

Healthcare - Drug - Generic, Other - 0.1%
Barr Laboratories, Inc.*	750	$42,750

Healthcare - Drug - Major Pharmaceutical - 7.5%
Forest Laboratories, Inc.*	4,000	215,880
Merck & Co., Inc.	21,400	1,172,292
Pfizer, Inc.	44,300	1,380,388
Schering-Plough Corp.	10,400	185,432
		2,953,992

Healthcare - Managed Care - 1.4%
Anthem, Inc.*	2,200	145,750
Cigna Corp.	1,200	54,864
Oxford Health Plans*	500	15,180
Wellpoint Health Networks, Inc.*	4,400	337,700
		553,494

Healthcare - Medical Products & Supplies - 3.0%
Becton Dickinson & Co.	6,200	213,528
Boston Scientific Corp.*	4,100	167,116
Guidant Corp.	2,700	97,740
Medtronic, Inc.	8,500	383,520
St. Jude Medical, Inc.*	4,400	214,500
Stryker Corp.	1,600	109,840
		1,186,244

Homebuilding - 0.4%
KB Home	900	40,905
NVR, Inc.*	400	131,600
		172,505

Household Furnishing & Appliances - 0.6%
Whirlpool Corp.	5,000	245,150

Household Products - Non-Durable - 2.4%
Colgate-Palmolive Co.	10,700	582,508
Kimberly-Clark Corp.	8,500	386,410
		968,918

Housewares - 0.3%
Newell Rubbermaid, Inc.	4,500	127,575

Insurance - Life & Health - 1.3%
Aflac, Inc.	6,600	211,530
Jefferson-Pilot Corp.	1,600	61,568
Lincoln National Corp.	4,200	117,600
Nationwide Financial Services	2,400	58,488
Prudential Financial, Inc.	1,900	55,575
		504,761

Insurance - Multi-Line - 3.0%
American International Group, Inc.	22,940	1,134,383
Hartford Financial Services, Inc.	1,400	49,406
		1,183,789
Insurance - Property & Casualty - 0.4%
Progressive Corp.	2,800	$166,068

Insurance Brokers - 0.2%
Marsh & McLennan Co.'s	2,200	93,786

Investment Banking / Brokerage - 0.1%
Charles Schwab Corp.	6,900	49,818

Investment Management - 0.4%
Franklin Resources, Inc.	1,600	52,656
Instinet Group, Inc.*	24,950	87,575
The Phoenix Co.'s, Inc.	4,600	33,304
		173,535

Leisure Time - Products - 0.5%
Harley-Davidson, Inc.	5,400	214,434

Machinery - Diversified - 1.3%
Deere & Co.	9,800	384,748
Dover Corp.	5,500	133,210
		517,958

Manufacturing - Diversified - 2.4%
Carlisle Co.'s, Inc.	1,800	72,882
Danaher Corp.	4,100	269,616
Illinois Tool Works, Inc.	5,770	335,525
Parker Hannifin Corp.	5,200	201,448
Pentair, Inc.	2,100	74,235
		953,706

Manufacturing - Specialized - 1.1%
Avery Dennison Corp.	5,500	322,685
Sealed Air Corp.*	3,300	132,429
		455,114

Natural Gas - 1.8%
AGL Resources, Inc.	7,900	186,677
Equitable Resources, Inc.	3,800	142,538
Kinder Morgan, Inc.	8,300	373,500
		702,715

Office Equipment & Supplies - 0.2%
Pitney Bowes, Inc.	2,700	86,184

Oil & Gas - Drilling & Equipment - 1.1%
Patterson-UTI Energy, Inc.*	3,600	116,496
Smith International, Inc.*	9,400	331,162
		447,658

Oil & Gas - Exploration & Production - 2.3%
EOG Resources, Inc.	13,500	534,060
XTO Energy, Inc.	19,867	377,467
		911,527

Paper & Forest Products - 0.8%
Weyerhaeuser Co.	6,400	$306,112

Personal Care - 1.0%
Avon Products, Inc.	2,500	142,625
Gillette Co.	8,300	256,802
		399,427

Photography / Imaging - 1.3%
Eastman Kodak Co.	14,600	432,160
Xerox Corp.*	9,500	82,650
		514,810

Power Producers - Independents - 0.1%
Calpine Corp.*	10,200	33,660

Publishing - 0.6%
McGraw-Hill Co.'s, Inc.	4,600	255,714

Publishing - Newspapers - 0.5%
Belo Corp.	900	18,234
Dow Jones & Co., Inc.	2,700	95,688
Lee Enterprises, Inc.	600	18,912
New York Times Co.	1,700	73,355
		206,189

Restaurants - 0.3%
Darden Restaurants, Inc.	7,050	125,843

Retail - Building Supplies - 1.5%
Home Depot, Inc.	16,600	404,376
Lowe's Co.'s, Inc.	5,100	208,182
		612,558

Retail - Computers & Electronics - 0.1%
Best Buy Co., Inc.*	1,000	26,970

Retail - Department Stores - 0.8%
J.C. Penney Co., Inc.	16,700	327,988

Retail - Discounters - 0.1%
Dollar General Corp.	1,800	21,978

Retail - Drug Stores - 0.9%
CVS Corp.	3,900	93,015
Walgreen Co.	8,700	256,476
		349,491

Retail - Food Chains - 0.1%
Whole Foods Market, Inc.*	400	22,256

Retail - General Merchandise - 0.6%
Costco Wholesale Corp.*	3,000	$90,090
Target Corp.	5,600	163,856
		253,946

Retail - Specialty - 0.2%
Office Depot, Inc.*	4,500	53,235
Staples, Inc.*	500	9,165
		62,400

Retail - Specialty Apparel - 0.3%
Gap, Inc. (The)	9,025	130,772

Savings & Loan Companies - 1.6%
Washington Mutual, Inc.	17,700	624,279

Services - Advertising / Marketing - 0.2%
Omnicom Group, Inc.	1,500	81,255

Services - Commercial & Consumer - 0.4%
H & R Block, Inc.	900	38,421
Pittston Brink's Group	4,700	65,142
Total System Services, Inc.	4,400	68,904
		172,467

Services - Computer Systems - 0.3%
Ingram Micro, Inc.*	6,600	72,798
Sungard Data Systems, Inc.*	1,400	29,820
		102,618

Services - Data Processing - 2.3%
Automatic Data Processing, Inc.	11,400	351,006
DST Systems, Inc.*	1,900	51,680
First Data Corp.	11,100	410,811
Fiserv, Inc.*	3,000	94,440
		907,937

Services - Employment - 0.0%
Robert Half International, Inc.*	1,100	14,641

Specialty Printing - 0.2%
R.R. Donnelley & Sons Co.	3,900	71,448

Telecommunications - Cell / Wireless - 0.3%
AT&T Wireless Services, Inc.*	19,720	130,152

Telephone - 3.4%
Bellsouth Corp.	21,200	459,404
CenturyTel, Inc.	4,100	113,160
Citizens Communications Co.*	10,000	99,800
SBC Communications, Inc.	32,638	654,718
		1,327,082

Textiles - Apparel - 0.1%
Jones Apparel Group, Inc.*	2,000	$54,860

TOTAL INVESTMENTS (Cost $44,459,081) - 98.5%		38,997,192
Other assets and liabilities, net - 1.5%		585,913
Net Assets - 100%		$39,583,105

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

a        AT&T Canada recently emerged from bankruptcy proceedings in Canada. As part of the Company's restructuring plan, this debt was settled on April 4, 2003 with a combination of cash, AT&T Canada Class A Voting Shares and AT&T Canada Class B Limited Voting Shares. The Bond Portfolio received $318,370 (USD) cash, 729 Class A Voting Shares and 39,555 Class B Limited Voting Shares. The Balanced Portfolio received $526,018 (USD) cash, 1,213 Class A Voting Shares and 65,348 Class B Limited Voting Shares.

b        The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  Consequently, the Balanced and Bond Portfolios have written off $175,787 and $92,799 in accrued interest, respectively, as of March 31, 2003.

c        The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  Consequently, the Balanced and Bond Portfolios have written off $46,449 and $73,454 in accrued interest, respectively, as of March 31, 2003.

d       The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  Consequently, the Balanced Portfolio has written off $69,102 in accrued interest, as of March 31, 2003.

e       The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  Consequently, the Bond Portfolio has written off $7,320 in accrued interest, and increased the cost basis of the security by interest purchased in the amount of $4,536, as of March 31, 2003.

f        Security is a defaulted security and has not accrued interest in Balanced and Bond Portfolios.

g        Colson Services Corporation is the collection and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

h        Represents rates in effect at March 31, 2003, after regularly scheduled adjustments on such date.   Interest rates adjust monthly and or quarterly, generally at the beginning of the month or calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2003, the prime rate was 4.25%.

j        Security is a defaulted security.

k        Future interest payments have been deferred until July 1, 2004.

L        These certificates of deposit are fully insured by agencies of the federal government.

m       This security was valued by the Board of Trustees. See Note A.

#        Restricted securities represent, 2.5% of net assets for Balanced, 0.6% for Bond, and 0.5% for Equity.

n       Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

p       Affiliated company.

*        Non-income producing.

Explanation of Guarantees:                 Abbreviations:

BPA: Bond Purchase Agreement          ADR: American Depository Receipt

CA: Collateral Agreement           COPs: Certificates of Participation

CF: Credit Facility                     FGIC: Financial Guaranty Insurance Company

C/LOC: Confirming Letter of Credit       FHLB: Federal Home Loan Bank

INSUR: Insurance                    FNMA: Federal National Mortgage Association

LOC: Letter of Credit                          GO: General Obligation

TOA: Tender Option Agreement            IDA: Industrial Development Authority

                                             LLC: Limited Liability Corporation

                                             LP: Limited Partnership

                                             MBIA: Municipal Bond Insurance Association

                                             MFH: Multi-Family Housing

                                             SPI: Securities Purchase, Inc.

                                             VRDN: Variable Rate Demand Notes

See notes to financial statements.

statements of assets and liabilities

March 31, 2003

	money
	market	balanced	bond
assets	portfolio	portfolio	portfolio
Investments in securities, at value -
(Cost $186,409,046, $558,260,050
and $187,362,261, respectively)
see accompanying schedules	$186,409,046	$505,010,787	$182,613,375
Cash	132,406	819,360	638,497
Receivable for securities sold	380,000	23,088,454	--
Receivable for futures variation margin	--	130,197	162,513
Receivable for shares sold	851,827	458,039	601,634
Interest & dividends receivable	509,712	2,643,065	1,556,866
Collateral at broker for futures (cash)	--	265,000	316,300
Other assets	30,179	26,978	21,620
Total assets	188,313,170	532,441,880	185,910,805

liabilities
Payable for securities purchased	--	28,272,157	6,660,560
Payable for shares redeemed	196,596	334,325	220,829
Payable to Calvert Asset Management Co., Inc.	84,228	339,828	99,538
Payable to Calvert Administrative Services Co.	32,032	113,948	42,525
Payable to Calvert Shareholders Services, Inc.	18,857	17,944	6,076
Payable to Calvert Distributors, Inc.	--	112,919	46,435
Accrued expenses and other liabilities	87,602	210,879	52,023
Total liabilities	419,315	29,402,000	7,127,986
Net Assets	$187,893,855	$503,039,880	$178,782,819

net assets consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Money Market Portfolio:
187,994,121 shares outstanding	$187,951,017
Balanced Portfolio:
Class A: 20,403,979 shares outstanding		$550,059,805
Class B: 722,386 shares outstanding		21,840,720
Class C: 615,541 shares outstanding		18,447,411
Class I: 1,257,303 shares outstanding		45,129,080
Bond Portfolio:
Class A: 8,663,833 shares outstanding			$139,201,461
Class B: 1,148,820 shares outstanding			18,228,166
Class C: 655,894 shares outstanding			10,401,836
Class I: 946,755 shares outstanding			14,692,600
Undistributed (distributions in excess of)
net investment income	8,641	(290,351)	(285,896)
Accumulated net realized gain (loss) on investments	(65,803)	(78,751,719)	1,375,436
Net unrealized appreciation (depreciation)
on investments	--	(53,395,066)	(4,830,784)
Net Assets	$187,893,855	$503,039,880	$178,782,819

See notes to financial statements.
net asset value per share
Money Market Portfolio	$1.00
Balanced Portfolio:
Class A: (based on net assets of $446,681,994)		$21.89
Class B: (based on net assets of $15,716,014)		$21.76
Class C: (based on net assets of $13,267,632)		$21.55
Class I: (based on net assets of $27,374,240)		$21.77
Bond Portfolio:
Class A: (based on net assets of $135,777,115)			$15.67
Class B: (based on net assets of $17,938,837)			$15.62
Class C: (based on net assets of $10,228,718)			$15.60
Class I: (based on net assets of $14,838,149)			$15.67

See notes to financial statements.

statements of assets and liabilities

March 31, 2003

                           Enhanced

                  equity Equity

assets                  portfolio       portfolio

Investments in securities, at value

         (Cost $523,174,719, and $44,459,081, respectively)

         - see accompanying schedules                    $520,898,677        $38,997,192

Cash                                      516,560       531,503

Receivable for shares sold                          2,033,229    83,731

Interest & dividends receivable                     497,110       44,935

Other assets                           31,485         16,048

Total assets                   523,977,061 39,673,409

liabilities

Payable for shares redeemed                      573,727       2,954

Payable to Calvert Asset Management, Inc.                       359,576       43,124

Payable to Calvert Administrative Services Company                   84,761         5,004

Payable to Calvert Shareholders Services, Inc.                           25,298         1,890

Payable to Calvert Distributors, Inc.                         163,576       13,935

Accrued expenses and other liabilities                    175,847       23,397

Total liabilities                         1,382,785    90,304

Net Assets                     $522,594,276        $39,583,105

net assets consist of:

Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:

                  Equity Portfolio

                           Class A: 15,702,290 shares outstanding                          $401,574,037

                           Class B: 2,158,164 shares outstanding                           61,052,409

                           Class C: 2,027,006 shares outstanding                           52,046,493

                           Class I: 1,127,130 shares outstanding                    29,750,460

                  Enhanced Equity Portfolio

                           Class A: 2,351,141 shares outstanding                            $37,305,301

                           Class B: 449,423 shares outstanding                              7,099,959

                           Class C: 267,674 shares outstanding                              4,396,983

                           Class I: 0 shares outstanding                                0

Undistributed (distributions in excess of) net investment income            (701,641)     23,058

Accumulated net realized gain (loss) on investments                   (18,851,440) (3,780,307)

Net unrealized appreciation (depreciation) on investments                    (2,276,042)  (5,461,889)

                           Net Assets                     $522,594,276        $39,583,105

net asset value per share

Equity Portfolio:

         Class A (based on net assets of $396,736,479)                         $25.27

         Class B (based on net assets of $51,689,887)                           $23.95

         Class C (based on net assets of $45,281,083)                           $22.34

         Class I (based on net assets of $28,886,827)                   $25.63

Enhanced Equity Portfolio:

         Class A (based on net assets of $30,700,679)                                    $13.06

         Class B (based on net assets of $5,560,092)                             $12.37

         Class C (based on net assets of $3,322,334)                            $12.41

See notes to financial statements.

Statements of Operations

Six Months Ended March 31, 2003

         Money

         Market         Balanced     Bond

Net Investment Income     Portfolio       Portfolio       Portfolio

Investment Income:

         Interest income               $1,592,141   $6,137,282   $4,392,701

         Dividend income             --       1,859,306    2,800

                           Total investment income            1,592,141    7,996,588    4,395,501

Expenses:

         Investment advisory fee             284,509       1,100,567    298,334

         Transfer agency fees and expenses              236,805       480,015       180,912

         Administrative fees          189,673       693,232       241,739

         Distribution Plan expenses:

                  Class A                --       541,448       130,771

                  Class B                --       77,689         81,990

                  Class C                --       65,481         46,659

         Trustees' fees and expenses              20,795         56,179         19,247

         Custodian fees               15,837         55,772         17,863

         Registration fees             11,919         22,291         18,237

         Reports to shareholders            56,628         156,924       28,760

         Professional fees            17,400         48,950         15,788

         Miscellaneous                39,289         83,053         7,406

                           Total expenses               872,855       3,381,601    1,087,706

                           Reimbursement from Advisor              (39,742)       --       --

                           Fees paid indirectly          (3,296)        (8,678)        (7,671)

                                    Net expenses                 829,817       3,372,923    1,080,035

                                    Net Investment Income              762,324       4,623,665    3,315,466

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

         Investments          (3,641)        (20,057,076) 1,651,080

         Futures                 --       959,421       1,185,041

                                                      (3,641)        (19,097,655) 2,836,121

Change in unrealized appreciation or (depreciation):

         Securities             --       30,390,764   (1,541,707)

         Futures                          --       (223,290)     (347,669)

                                             --       30,167,474   (1,889,376)

                           Net Realized and Unrealized

                           Gain (Loss) on Investments                (3,641)        11,069,819   946,745

                           Increase (Decrease) in Net Assets

                           Resulting From Operations                 $758,683     $15,693,484 $4,262,211

See notes to financial statements.

Statements of Operations

Six Months Ended March 31, 2003

                           Enhanced

                  Equity Equity

Net Investment Income     Portfolio       Portfolio

Investment Income:

         Interest income                        $119,659     $114

         Dividend income                      2,742,096    338,657

                  Total investment income                     2,861,755    338,771

Expenses:

         Investment advisory fee                      1,243,022    116,731

         Transfer agency fees and expenses                       665,141       66,828

         Administrative fees                   483,261       29,183

         Distribution Plan expenses:

                  Class A                         470,420       37,626

                  Class B                         249,050       27,746

                  Class C                         215,829       16,303

         Trustees' fees and expenses                       54,748         4,129

         Custodian fees                        20,757         21,158

         Registration fees                      14,961         15,263

         Reports to shareholders                     94,841         9,064

         Professional fees                     38,250         7,190

         Miscellaneous                         22,404         2,699

                           Total expenses                        3,572,684    353,920

                           Reimbursement from Advisor:

                                    Class A                         --       (31,134)

                                    Class B                         --       (2,846)                                            Class C                         --         (1,864)

                           Fees paid indirectly                   (9,288)        (2,363)

                                    Net expenses                          3,563,396    315,713

                                    Net Investment Income (Loss)                      (701,641)     23,058

Realized and Unrealized

Gain (Loss) on Investments

Net realized gain (loss)                      (16,337,195) (1,191,825)

Change in unrealized appreciation or (depreciation)                    39,988,239   3,205,310

                                    Net Realized and Unrealized

                                    Gain (Loss) on Investments                         23,651,044   2,013,485

                                    Increase (Decrease) in Net Assets

                                    Resulting From Operations                          $22,949,403 $2,036,543

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Increase (Decrease) in Net Assets       2003  2002

Operations:

         Net investment income                       $762,324     $2,978,764

         Net realized gain (loss)                      (3,641)        (4,511)

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                          758,683       2,974,253

Distributions to shareholders from

         Net investment income                       (764,748)     (2,974,404)

Capital share transactions:

         Shares sold                   68,666,059   167,625,802

         Reinvestment of distributions                       740,810       2,897,278

         Shares redeemed                    (74,187,081) (183,903,730)

                  Total capital share transactions                    (4,780,212)  (13,380,650)

         Total Increase (Decrease) in Net Assets                          (4,786,277)  (13,380,801)

Net Assets

Beginning of period                           192,680,132 206,060,933

End of period (including undistributed net investment

         income of $8,641 and $11,065, respectively.)                    $187,893,855        $192,680,132

Capital Share Activity

Shares sold                            68,666,029   167,625,749

Reinvestment of distributions                       740,810       2,897,278

Shares redeemed                    (74,187,081) (183,903,730)

         Total capital share activity                   (4,780,242)  (13,380,703)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Increase (Decrease) in Net Assets       2003  2002

Operations:

         Net investment income                       $4,623,665   $13,124,743

         Net realized gain (loss)                      (19,097,655) (52,223,324)

         Change in net unrealized appreciation or (depreciation)                        30,167,474   (20,791,613)

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                          15,693,484   (59,890,194)

Distributions to shareholders from

         Net investment income:

                  Class A Shares                        (4,282,801)  (12,080,048)

                  Class B Shares                       (62,535)       (198,151)

                  Class C Shares                       (55,670)       (179,091)

                  Class I Shares                         (331,339)     (858,222)

         Net realized gain:

                  Class A Shares                        --       --

                  Class B Shares                       --       --

                  Class C Shares                       --       --

                  Class I Shares                         --       --

                           Total distributions                     (4,732,345)  (13,315,512)

Capital share transactions:

         Shares sold:

                  Class A Shares                        15,833,069   38,537,439

                  Class B Shares                       1,856,284    4,544,630

                  Class C Shares                       1,661,113    4,497,296

                  Class I Shares                         1,512,515    3,316,028

         Reinvestment of distributions:

                  Class A Shares                        3,975,706    11,186,195

                  Class B Shares                       54,453         171,464

                  Class C Shares                       47,776         157,780

                  Class I Shares                         331,339       858,222

         Shares redeemed:

                  Class A Shares                        (41,949,791) (57,498,065)

                  Class B Shares                       (1,283,342)  (2,095,512)

                  Class C Shares                       (1,320,221)  (3,036,290)

                  Class I Shares                         (1,629,724)  (3,100,859)

                           Total capital share transactions                    (20,910,823) (2,461,672)

         Total Increase (Decrease) in Net Assets                          (9,949,684)  (75,667,378)

Net Assets

Beginning of period                           512,989,564 588,656,942

End of period (including distributions in excess of net

         investment income of $290,351 and $181,671, respectively.)                          $503,039,880        $512,989,564

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Capital Share Activity                 2003  2002

Shares sold:

         Class A Shares                        712,350       1,551,982

         Class B Shares                       83,931         183,840

         Class C Shares                       75,767         182,958

         Class I Shares                         68,308         134,818

Reinvestment of distributions:

         Class A Shares                        178,892       459,626

         Class B Shares                       2,462 7,084

         Class C Shares                       2,181 6,553

         Class I Shares                         14,993         35,505

Shares redeemed:

         Class A Shares                        (1,890,253)  (2,342,495)

         Class B Shares                       (58,738)       (86,555)

         Class C Shares                       (60,318)       (126,313)

         Class I Shares                         (73,796)       (129,849)

                  Total capital share activity                   (944,221)     3,704,586

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Increase (Decrease) in Net Assets                2003  2002

Operations:

         Net investment income                       $3,315,466   $6,758,841

         Net realized gain (loss)                      2,836,121    2,580,598

         Change in net unrealized appreciation or (depreciation)                        (1,889,376)  (2,064,761)

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                          4,262,211    7,274,678

Distributions to shareholders from

         Net investment income:

                  Class A Shares                        (2,703,499)  (5,778,068)

                  Class B Shares                       (266,808)     (461,968)

                  Class C Shares                       (152,469)     (269,879)

                  Class I Shares                         (327,534)     (423,763)

         Net Realized Gain:

                  Class A Shares                        (1,655,883)  (3,478,070)

                  Class B Shares                       (202,970)     (312,217)

                  Class C Shares                       (112,284)     (147,794)

                  Class I shares                         (172,074)     (50,280)

                           Total distributions                     (5,593,521)  (10,922,039)

Capital share transactions:

         Shares sold:

                  Class A Shares                        23,979,219   47,052,951

                  Class B Shares                       4,972,163    8,169,731

                  Class C Shares                       2,654,098    7,016,592

                  Class I Shares                         3,234,178    10,745,126

         Reinvestment of distributions:

                  Class A Shares                        3,653,722    7,630,333

                  Class B Shares                       322,639       507,577

                  Class C Shares                       177,551       309,121

                  Class I Shares                         499,608       474,043

         Shares redeemed:

                  Class A Shares                        (18,882,220) (19,952,783)

                  Class B Shares                       (1,548,961)  (2,129,135)

                  Class C Shares                       (1,798,620)  (1,449,514)

                  Class I Shares                         (1,573,009)  (82,174)

                           Total capital share transactions                    15,690,368   58,291,868

         Total Increase (Decrease) In Net Assets                          14,359,058   54,644,507

Net Assets

Beginning of period                           164,423,761 109,779,254

End of period (including distributions in excess of net

         investment income of $285,896 and $151,052, respectively.)                          $178,782,819        $164,423,761

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Capital Share Activity                 2003  2002

Shares sold:

         Class A Shares                        1,531,982    2,975,652

         Class B Shares                       319,108       518,552

         Class C Shares                       170,359       446,106

         Class I Shares                         207,145       692,561

Reinvestment of distributions:

         Class A Shares                        234,517       486,639

         Class B Shares                       20,789         32,498

         Class C Shares                       11,452         19,824

         Class I Shares                         32,059         30,257

Shares redeemed:

         Class A Shares                        (1,206,409)  (1,264,480)

         Class B Shares                       (99,413)       (135,617)

         Class C Shares                       (115,759)     (92,241)

         Class I Shares                         (100,019)     (5,165)

                  Total capital share activity                   1,005,811    3,704,586

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Increase (Decrease) in Net Assets                2003  2002

Operations:

         Net investment income (loss)                       ($701,641)   ($1,309,512)

         Net realized gain (loss)                      (16,337,195) (1,251,469)

         Change in net unrealized appreciation or (depreciation)                        39,988,239   (64,499,425)

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                          22,949,403   (67,060,406)

Distributions to shareholders from

         Net realized gain:

                  Class A Shares                        (343,501)     (8,466,475)

                  Class B Shares                       (48,589)       (1,071,117)

                  Class C Shares                       (45,036)       (1,009,697)

                  Class I Shares                         (23,882)       (239,515)

                           Total distributions                     (461,008)     (10,786,804)

Capital share transactions:

         Shares sold:

                  Class A Shares                        91,780,594   171,119,126

                  Class B Shares                       9,626,428    26,387,165

                  Class C Shares                       9,934,736    22,618,536

                  Class I Shares                         24,922,295   7,697,698

         Reinvestment of distributions:

                  Class A Shares                        318,548       7,747,018

                  Class B Shares                       40,975         894,503

                  Class C Shares                       35,315         824,198

                  Class I Shares                         23,882         239,514

         Shares redeemed:

                  Class A Shares                        (39,482,223) (45,196,199)

                  Class B Shares                       (3,152,085)  (5,166,689)

                  Class C Shares                       (3,601,165)  (4,949,402)

                  Class I Shares                         (5,497,994)  (250,000)

                           Total capital share transactions                    84,949,306   181,965,468

         Total Increase (Decrease) in Net Assets                          107,437,701 104,118,258

Net Assets

Beginning of period                           415,156,575 311,038,317

End of period (including distributions in excess of net investment

         income of $701,641 and $0, respectively)                         $522,594,276        $415,156,575

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Capital Share Activity                 2003  2002

Shares sold:

         Class A Shares                        3,553,494    5,923,878

         Class B Shares                       389,809       933,259

         Class C Shares                       431,636       853,934

         Class I Shares                         972,937       277,321

Reinvestment of distributions:

         Class A Shares                        11,861         246,646

         Class B Shares                       1,600 29,675

         Class C Shares                       1,478 29,341

          Class I Shares                         875    7,565

Shares redeemed:

         Class A Shares                        (1,542,031)  (1,583,963)           Class B Shares                       (131,134)     (190,381)

         Class C Shares                       (158,844)     (192,612)

         Class I Shares                         (213,359)     (7,810)

                  Total capital share activity                   3,318,322    6,326,853

See notes to financial statements.

Enhanced Equity Portfolio

StatementS of Changes in Net Assets

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Increase (Decrease) in Net Assets       2003  2002

Operations:

         Net investment income (loss)                       $23,058       ($78,282)

         Net realized gain (loss)                      (1,191,825)  (1,250,222)

         Change in net unrealized appreciation or (depreciation)                        3,205,310    (5,725,927)

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                          2,036,543    (7,054,431)

Distributions to shareholders from

         Net realized gain:

                  Class A Shares                        --       (9,756)

                  Class B Shares                       --       (1,841)

                  Class C Shares                       --       (1,084)

                           Total distributions                     --       (12,681)

Capital share transactions:

         Shares sold:

                  Class A Shares                        5,039,746    7,931,297

                  Class B Shares                       866,100       1,524,637

                  Class C Shares                       483,449       1,070,721

         Reinvestment of distributions:

                  Class A Shares                        --       9,462

                  Class B Shares                       --       1,645

                  Class C Shares                       --       894

         Shares redeemed:

                  Class A Shares                        (2,786,410)  (6,336,926)

                  Class B Shares                       (551,425)     (941,437)

                  Class C Shares                       (386,808)     (699,788)

                  Class I Shares                         --       (1,075)

                           Total capital share transactions                    2,664,652    2,559,430

         Total Increase (Decrease) in Net Assets                          4,701,195    (4,507,682)

Net Assets

Beginning of period                           34,881,910   39,389,592

End of period (including undistributed net investment

         income of $23,058 and $0, respectively                   $39,583,105 $34,881,910

See notes to financial statements.

Enhanced Equity Portfolio

StatementS of Changes in Net Assets

Enhanced Equity Portfolio (Cont'd)

                  Six Months Ended   Year Ended

                  March 31,     September 30,

Capital Share Activity                 2003  2002

Shares sold:

         Class A Shares                        373,278       515,803

         Class B Shares                       66,853         103,424

         Class C Shares                       37,558         73,348

         Class I Shares                         --       --

Reinvestment of distributions:

         Class A Shares                        --       567

         Class B Shares                       --       102

         Class C Shares                       --       55

         Class I Shares                         --       --

Shares redeemed:

         Class A Shares                        (214,198)     (409,782)

         Class B Shares                       (44,047)       (65,613)

         Class C Shares                       (31,178)       (50,427)

         Class I Shares                         --       (65)

                  Total capital share activity                   188,266       167,412

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with five separate portfolios: Money Market, Balanced, Bond, Equity, and Enhanced Equity (formerly Managed Index). Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Enhanced Equity's Class I shares were liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  All securities held by Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were valued by the Board of Trustees as of March 31, 2003:

                           Total Investments   % of Net Assets

Balanced              $13,112,728 2.6%

Bond           1,043,836    0.6%

Equity          2,447,405    0.5%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt secutities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration.  While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market                  .30%

Balanced:

          First $500 Million             .425%

          Next $500 Million             .40%

          Over $1 Billion                ..375%

Bond                    ..35%

Equity          .50%

Enhanced Equity             ..60%

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2004 for Money Market, Bond (Class I), Equity (Class I), and Enhanced Equity (Class B and C). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

The contractual expense caps are as follows: for Money Market, .875%, for Bond, .68% for Class I (effective February 1, 2003), for Equity, .80% for Class I, and for Enhanced Equity 2.50% for Class B and C.

The Advisor contractually reimbursed Money Market and Enhanced Equity for expenses of $39,742, and $35,844, respectively, for the six months ended March 31, 2003.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond and Equity does not have Distribution Plan expenses.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2003: $67,997 for Balanced, $49,421 for Bond, $118,054 for Equity and $7,463 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $111,811, $109,815, $33,201, $145,799, and $10,728 for the six months ended March 31, 2003 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market                           ..20%

Balanced (Class A, B, & C)                  .275%

Balanced (Class I)                    ..125%

Bond (Class A, B, & C)              .30%

Bond (Class I)                         ..10%

Equity (Class A, B, & C)             ..20%

Equity (Class I)                        ..10%

Enhanced Equity (Class A, B, & C)        .15%

Enhanced Equity (Class I)          .10%

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $15,430 plus $600 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than U.S. Government and short-term securities, were:

                                    Enhanced

         Balanced     Bond  Equity Equity

Purchases:            $362,866,897                 $220,413,583        $143,787,872        $9,818,750

Sales:                  368,641,586          192,376,270 59,419,267   7,354,755

U.S. Government security purchases and sales were:

                                    Enhanced

         Balanced     Bond  Equity Equity

Purchases:            $109,010,984                 $22,629,414 --       --

Sales:                  94,863,960            7,413,590    --       --

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2003, and net realized capital loss carryforwards as of September 30, 2002 with expiration dates:

                           Money

                           Market         Balanced     Bond

Federal income tax cost of investments                   $186,409,046        $562,980,284        $188,130,915

Unrealized appreciation                               --       17,264,694   4,562,896

Unrealized (depreciation)                             --       (75,234,192) (10,080,436)

Net appreciation/(depreciation)                     --       (57,969,498) (5,517,540)

                                    Enhanced

                           Equity Equity

Federal income tax cost of investments                   $523,954,248        $44,521,510

Unrealized appreciation                               50,049,775   2,582,070

Unrealized (depreciation)                             (53,105,346) (8,106,388)

Net appreciation/(depreciation)                     (3,055,571)  (85,524,318)

Capital Loss Carryforwrds

                                             Money                  Enhanced

Expiration Date      Market         Balanced     Equity

30-Sep-04                      $1,688         --       --

30-Sep-08                      41,585         --       --

30-Sep-10                      14,601         $7,136,346   $1,258,141

                                                      $57,874       $7,136,346   $1,258,141

Capital losses may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. In addition, the Portfolios effected transactions with other Calvert Portfolios, which resulted in net realized losses on sales of securities. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2003, purchases and sales transactions and net realized losses on sales of securities were:

                           Money

                           Market         Balanced     Bond

Purchases                              $67,575,000 $99,985,000 $29,200,000

Sales                            59,990,000   71,927,262   28,409,350

Net realized gains                             --       2,152,462    608,484

                                    Enhanced

                           Equity Equity

Purchases                              --       --

Sales                                     --       --

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at March 31, 2003. For the six months ended March 31, 2003, borrowings by the Portfolios under the Agreement were as follows:

                           Weighted              Month of

                  Average       Average       Maximum     Maximum

                  Daily  Interest        Amount        Amount

Portfolio       Balance       Rate   Borrowed     Borrowed

Money Market         $25,372       1.80%         $871,848     December 2002

Bond  124,085       1.84%         6,568,036    March 2003

Equity 92,755         1.85%         4,148,013    February 2003

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Balanced Portfolio are as follows:

Affiliates       Cost   Value

Angels With Attitude LP              $133,334     $117,848

GEEMF Partners LP                           185,003       107,863

Liberty Environmental Partners LP                 350,000       78,304

Milepost Ventures LP                         500,000       1

TOTALS                         $668,337     $304,015

Money Market Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

         2003  2002  2001

Net asset value, beginning                  $1.00 $1.00 $1.00

Income from investment operations

         Net investment income              .004   .015   ..045

Distributions from

         Net investment income              (.004) (.015) (.045)

Net asset value, ending             $1.00 $1.00 $1.00

Total return*          .40%  1.49%         4.63%

Ratios to average net assets:

         Net investment income              .80% (a)       1.48%         4.52%

         Total expenses               .92% (a)       .89%  .84%

         Expenses before offsets            .88% (a)       .88%  ..84%

         Net expenses                 .87% (a)       .87%  .83%

Net assets, ending (in thousands)                $187,894     $192,680     $206,061

                  Years Ended

         September 30,       September 30,       September 30,

         2000  1999  1998

Net asset value, beginning                  $1.00 $1.00 $1.00

Income from investment operations

         Net investment income              .054   .045   ..049

Distributions from

         Net investment income              (.054) (.045) (.049)

Net asset value, ending             $1.00 $1.00 $1.00

Total return*          5.53%         4.54%         5.02%

Ratios to average net assets:

         Net investment income              5.39%         4.43%         4.92%

         Total expenses               .84%  .90%  ..94%

         Expenses before offsets            .84%  .89%  .89%

         Net expenses                 .82%  .87%  ..87%

Net assets, ending (in thousands)                 $206,753     $193,941     $172,701

Balanced Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class A Shares      2003  2002  2001

Net asset value, beginning                  $21.44         $24.48         $33.23

Income from investment operations

         Net investment income              .20     ..56     .84

         Net realized and unrealized gain (loss)          .46     (3.04) (6.37)

                  Total from investment operations                  ..66     (2.48) (5.53)

Distributions from

         Net investment income              (.21)   (.56)   (.82)

         Net realized gains            --       --       (2.40)

                  Total distributions            (.21)   (.56)   (3.22)

Total increase (decrease) in net asset value            .45     (3.04) (8.75)

Net asset value, ending             $21.89         $21.44         $24.48

Total return*          3.05%         (10.38%)      (17.74%)

Ratios to average net assets:

         Net investment income              1.81% (a)     2.23%         2.98%

         Total expenses               1.27% (a)     1.25%         1.20%

         Expenses before offsets            1.27% (a)     1.25%         1.20%

         Net expenses                 1.27% (a)     1.25%         1.19%

Portfolio turnover             103% 192% 214%

Net assets, ending (in thousands)                $446,682     $458,947     $532,008

                  Years Ended

         September 30,       September 30,       September 30,

Class A Shares      2000  1999  1998

Net asset value, beginning                  $32.14         $32.45         $34.88

Income from investment operations

         Net investment income              .86     ..68     .77

         Net realized and unrealized gain          3.08   3.03   .92

                  Total from investment operations                  3.94   3.71   1.69

Distributions from

         Net investment income              (.80)   (.66)   (.76)

         Net realized gains           (2.05) (3.36) (3.36)

                  Total distributions            (2.85) (4.02) (4.12)

Total increase (decrease) in net asset value            1.09   (.31)   (2.43)

Net asset value, ending             $33.23         $32.14         $32.45

Total return*          12.75%        11.52%        5.50%

Ratios to average net assets:

         Net investment income              2.58%         2.05%         2.27%

         Total expenses               1.19%         1.17%         1.13%

         Expenses before offsets            1.19%         1.17%         1.13%

         Net expenses                 1.17%         1.15%         1.11%

Portfolio turnover             184% 175% 185%

Net assets, ending (in thousands)                $705,355     $708,655     $673,907

Balanced Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class B Shares     2003  2002  2001

Net asset value, beginning                  $21.31         $24.33         $33.02

Income from investment operations

         Net investment income              .08     ..29     .56

         Net realized and unrealized gain (loss)          .46     (3.01) (6.32)

                  Total from investment operations                  ..54     (2.72) (5.76)

Distributions from

         Net investment income              (.09)   (.30)   (.53)

         Net realized gains           --       --       (2.40)

                  Total distributions            (.09)   (.30)   (2.93)

Total increase (decrease) in net asset value            .45     (3.02) (8.69)

Net asset value, ending             $21.76         $21.31         $24.33

Total return*          2.52%         (11.31%)      (18.54%)

Ratios to average net assets:

         Net investment income              .72% (a)       1.17%         1.95%

         Total expenses               2.36% (a)     2.31%         2.22%

         Expenses    before offsets                 2.36% (a)     2.31%         2.22%

         Net expenses                 2.35% (a)     2.31%         2.20%

Portfolio turnover             103% 192% 214%

Net assets, ending (in thousands)                $15,716       $14,805       $14,361

                  Periods Ended

         September 30,       September 30,       September 30,

Class B Shares     2000  1999  1998 #

Net asset value, beginning                  $31.97         $32.38         $34.37

Income from investment operations

         Net investment income              .53     ..35     0.15

         Net realized and unrealized gain (loss)          3.06   2.94   (1.90)

                  Total from investment operations                  3.59   3.29   (1.75)

Distributions from

         Net investment income              (.49)   (.34)   (0.24)

         Net realized gains           (2.05) (3.36) --

                  Total distributions            (2.54) (3.70) (0.24)

Total increase (decrease) in net asset value            1.05   (.41)   (1.99)

Net asset value, ending             $33.02         $31.97         $32.38

Total return*          11.63%        10.15%        (5.10%)

Ratios to average net assets:

         Net investment income              1.60%         .85%  1.22% (a)

         Total expenses               2.20%         2.40%         3.59% (a)

         Expenses    before offsets                 2.20%         2.40%         2.43% (a)

         Net expenses                 2.18%         2.38%         2.41% (a)

Portfolio turnover             184% 175% 185%

Net assets, ending (in thousands)                $13,580       $9,910         $2,540

Balanced Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class C Shares     2003  2002  2001

Net asset value, beginning                  $21.12         $24.10         $32.74

Income from investment operations

         Net investment income              .08     ..29     .56

         Net realized and unrealized gain (loss)          .44     (2.96) (6.29)

                  Total from investment operations                  ..52     (2.67) (5.73)

Distributions from

         Net investment income              (.09)   (.31)   (.51)

         Net realized gains           --       --       (2.40)

                  Total distributions            (.09)   (.31)   (2.91)

Total increase (decrease) in net asset value            .43     (2.98) (8.64)

Net asset value, ending             $21.55         $21.12         $24.10

Total return*          2.46%         (11.25%)      (18.60%)

Ratios to average net assets:

         Net investment income              .75% (a)       1.20%         1.98%

         Total expenses               2.33% (a)     2.29%         2.19%

         Expenses before offsets            2.33% (a)     2.29%         2.19%

         Net expenses                 2.33% (a)     2.28%         2.18%

Portfolio turnover             103% 192% 214%

Net assets, ending (in thousands)                $13,268       $12,626       $12,889

                  Years Ended

         September 30,       September 30,       September 30,

Class C Shares     2000  1999  1998

Net asset value, beginning                  $31.70         $32.05         $34.52

Income from investment operations

         Net investment income              .51     .36     .41

         Net realized and unrealized gain          3.05   2.98   .89

                  Total from investment operations                  3.56   3.34   1.30

Distributions from

         Net investment income              (.47)   (.33)   (.41)

         Net realized gains           (2.05) (3.36) (3.36)

                  Total distributions            (2.52) (3.69) (3.77)

Total increase (decrease) in net asset value            1.04   (.35)   (2.47)

Net asset value, ending             $32.74         $31.70         $32.05

Total return*          11.64%        10.43%        4.35%

Ratios to average net assets:

         Net investment income              1.58%         1.04%         1.16%

         Total expenses               2.19%         2.19%         2.25%

         Expenses    before offsets                 2.19%         2.19%         2.25%

         Net expenses                 2.17%         2.17%         2.23%

Portfolio turnover             184% 175% 185%

Net assets, ending (in thousands)                $15,263       $13,646       $11,483

Balanced Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30

Class I Shares       2003  2002  2001

Net asset value, beginning                  $21.33         $24.35         $33.10

Income from investment operations

         Net investment income              .26     ..68     .94

         Net realized and unrealized gain (loss)          .45     (3.01) (6.31)

                  Total from investment operations                  ..71     (2.33) (5.37)

Distributions from

         Net investment income              (.27)   (.69)   (.98)

         Net realized gains           --       --       (2.40)

                  Total distributions            (.27)   (.69)   (3.38)

Total increase (decrease) in net asset value            .44     (3.02) (8.75)

Net asset value, ending             $21.77         $21.33         $24.35

Total return*          3.30%         (9.87%)       (17.33%)

Ratios to average net assets:

         Net investment income              2.35% (a)     2.77%         3.55%

         Total expenses               .73% (a)       .72%  .67%

         Expenses before offsets            .73% (a)       .72%  ..67%

         Net expenses                 .73% (a)       .71%  .66%

Portfolio turnover             103% 192% 214%

Net assets, ending (in thousands)                $27,374       $26,612       $29,399

         Periods Ended

                  September 30,       September 30,

Class I Shares                2000  1999##

Net asset value, beginning                           $32.13         $32.52

Income from investment operations

         Net investment income                       ..88     .52

         Net realized and unrealized gain (loss)                   3.12   (.35)

                  Total from investment operations                           4.00   .17

Distributions from

         Net investment income                       (.99)   (.56)

         Net realized gains                    (2.04) --

                  Total distributions                     (3.03) (.56)

Total increase (decrease) in net asset value                     ..97     (.39)

Net asset value, ending                      $33.10         $32.13

Total return*                   12.97%        .52%

Ratios to average net assets:

         Net investment income                       2.97%         2.54% (a)

         Total expenses                        ..71%  .74% (a)

         Expenses before offsets                     ..71%  .74% (a)

         Net expenses                          ..69%  .73% (a)

Portfolio turnover                      184% 175%

Net assets, ending (in thousands)                         $49,530       $13,458

Bond Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class A Shares      2003  2002  2001

Net asset value, beginning                  $15.80         $16.38         $15.38

Income from investment operations

         Net investment income              .31     ..80     1.01

         Net realized and unrealized gain (loss)          .08     (.01)   ..99

                  Total from investment operations                  ..39     .79     2.00

Distributions from

         Net investment income              (.32)   (.82)   (1.00)

         Net realized gains           (.20)   (.55)   --

                  Total distributions            (.52)   (1.37) (1.00)

Total increase (decrease) in net asset value            (.13)   (.58)   1.00

Net asset value, ending             $15.67         $15.80         $16.38

Total return*          2.54%         5.18%         13.46%

Ratios to average net assets:

         Net investment income              3.99% (a)     5.07%         6.32%

         Total expenses               1.19% (a)     1.19%         1.19%

         Expenses before offsets            1.19% (a)     1.19%         1.19%

         Net expenses                 1.18% (a)     1.18%         1.17%

Portfolio turnover             187% 607% 955%

Net assets, ending (in thousands)                $135,777     $128,077     $96,736

                  Years Ended

         September 30,       September 30,       September 30,

Class A Shares      2000  1999  1998

Net asset value, beginning                  $15.59         $16.88         $16.64

Income from investment operations

         Net investment income              1.06   .93     ..95

         Net realized and unrealized gain (loss)          (.20)   (.74)   .41

                  Total from investment operations                  ..86     .19     1.36

Distributions from

         Net investment income              (1.06) (.93)   (.96)

         Net realized gains           (.01)   (.55)   (.16)

                  Total distributions            (1.07) (1.48) (1.12)

Total increase (decrease) in net asset value            (.21)   (1.29) ..24

Net asset value, ending             $15.38         $15.59         $16.88

Total return*          5.76%         1.18%         8.46%

Ratios to average net assets:

         Net investment income              6.90%         5.79%         5.69%

         Total expenses               1.20%         1.13%         1.14%

         Expenses before offsets            1.20%         1.13%         1.14%

         Net expenses                 1.16%         1.09%         1.07%

Portfolio turnover             1,011%        570% 620%

Net assets, ending (in thousands)                $71,525       $66,944       $65,807

Bond Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class B Shares     2003  2002  2001

Net asset value, beginning                  $15.75         $16.32         $15.33

Income from investment operations

         Net investment income              .24     ..65     .85

         Net realized and unrealized gain (loss)          .08     --       ..98

                  Total from investment operations                  ..32     .65     1.83

Distributions from

         Net investment income              (.25)   (.67)   (0.84)

         Net realized gains           (.20)   (.55)   --

                  Total distributions            (.45)   (1.22) (0.84)

Total increase (decrease) in net asset value            (.13)   (.57)   0.99

Net asset value, ending             $15.62         $15.75         $16.32

Total return*          2.10%         4.26%         12.31%

Ratios to average net assets:

         Net investment income              3.06% (a)     4.10%         5.21%

         Total expenses               2.07% (a)     2.13%         2.19%

         Expenses    before offsets                 2.07% (a)     2.13%         2.19%

         Net expenses                 2.06% (a)     2.12%         2.17%

Portfolio turnover             187% 607% 955%

Net assets, ending (in thousands)                $17,939       $14,305       $8,046

                  Periods Ended

         September 30,       September 30,       September 30,

Class B Shares     2000  1999  1998#

Net asset value, beginning                  $15.53         $16.84         $16.69

Income from investment operations

         Net investment income              .90     ..74     .36

         Net realized and unrealized gain (loss)          (.20)   (.79)   ..19

                  Total from investment operations                  ..70     (.05)   .55

Distributions from

         Net investment income              (.89)   (.71)   (.40)

         Net realized gains           (.01)   (.55)   --

                  Total distributions            (.90)   (1.26) (.40)

Total increase (decrease) in net asset value            (.20)   (1.31) ..15

Net asset value, ending             $15.33         $15.53         $16.84

Total return*          4.61%         (.29%)         3.36%

Ratios to average net assets:

         Net investment income              5.89%         4.43%         4.14% (a)

         Total expenses               2.26%         2.72%         8.08% (a)

         Expenses before offsets            2.26%         2.56%         2.55% (a)

         Net expenses                 2.20%         2.50%         2.50% (a)

Portfolio turnover             1,011%        570% 620%

Net assets, ending (in thousands)                $3,220         $2,773         $557

Bond Portfolio

Financial Highlights

                                                               Periods Ended

         March 31,     September 30,       September 30,

Class C Shares     2003  2002  2001

Net asset value, beginning                  $15.73         $16.30         $15.31

Income from investment operations

         Net investment income              .24     ..63     .84

         Net realized and unrealized gain (loss)          .08     .01     ..96

                  Total from investment operations                  ..32     .64     1.80

Distributions from

         Net investment income              (.25)   (.66)   (.81)

         Net realized gains           (.20)   (.55)   --

                  Total distributions            (.45)   (1.21) (.81)

Total increase (decrease) in net asset value            (.13)   (.57)   ..99

Net asset value, ending             $15.60         $15.73         $16.30

Total return*          2.10%         4.24%         12.06%

Ratios to average net assets:

         Net investment income              3.08% (a)     4.07%         5.10%

         Total expenses               2.07% (a)     2.13%         2.38%

         Expenses before offsets            2.07% (a)     2.13%         2.38%

         Net expenses                 2.06% (a)     2.12%         2.36%

Portfolio turnover             187% 607% 955%

Net assets, ending (in thousands)                $10,229       $9,278         $3,524

                  Periods Ended

         September 30,       September 30,       September 30,

Class C Shares     2000  1999  1998###

Net asset value, beginning                  $15.51         $16.84         $16.81

Income from investment operations

         Net investment income              .86     ..74     .21

         Net realized and unrealized gain (loss)          (.18)   (.80)   ..08

                  Total from investment operations                  ..68     (.06)   .29

Distributions from

         Net investment income              (.87)   (.72)   (.26)

         Net realized gains           (.01)   (.55)   --

                  Total distributions            (.88)   (1.27) (.26)

Total increase (decrease) in net asset value            (.20)   (1.33) ..03

Net asset value, ending             $15.31         $15.51         $16.84

Total return*          4.48%         (.40%)         1.75%

Ratios to average net assets:

         Net investment income              5.64%         4.41%         4.06% (a)

         Total expenses               2.45%         2.85%         7.09% (a)

         Expenses before offsets            2.45%         2.55%         2.74% (a)

         Net expenses                 2.40%         2.50%         2.50% (a)

Portfolio turnover             1,011%        570% 620%

Net assets, ending (in thousands)                $1,810         $1,779         $399

Bond Portfolio

Financial Highlights

         Periods Ended

                  March 31,     September 30,

Class I Shares                2003  2002

Net asset value, beginning                           $15.81         $16.39

Income from investment operations

         Net investment income                       ..36     .87

         Net realized and unrealized gain (loss)                   ..07     .02

                  Total from investment operations                           ..43     .89

Distributions from

         Net investment income                       (.37)   (.91)

         Net realized gains                    (.20)   (.56)

                  Total distributions                     (.57)   (1.47)

Total increase (decrease) in net asset value                     (.14)   (.58)

Net asset value, ending                      $15.67         $15.81

Total return*                   2.77%         5.83%

Ratios to average net assets:

         Net investment income                       4.50% (a)     5.44%

         Total expenses                        ..62% (a)       .69%

         Expenses before offsets                     ..62% (a)       .61%

         Net expenses                          ..61% (a)       .60%

Portfolio turnover                      187% 607%

Net assets, ending (in thousands)                         $14,838       $12,764

         Periods Ended

                  September 30,       September 30,

Class I Shares                2001  2000####

Net asset value, beginning                           $15.39         $15.56

Income from investment operations

         Net investment income                       1.11   .60

         Net realized and unrealized gain (loss)                   ..99     (.18)

                  Total from investment operations                           2.10   .42

Distributions from

         Net investment income                       (1.10) (.59)

Total increase (decrease) in net asset value                     1.00   (.17)

Net asset value, ending                      $16.39         $15.39

Total return*                   14.12%        2.83%

Ratios to average net assets:

         Net investment income                       6.82%         7.85% (a)

         Total expenses                        1.28%         1.19% (a)

         Expenses before offsets                     ..62%  .65% (a)

         Net expenses                          ..60%  .60% (a)

Portfolio turnover                      955% 1,011%

Net assets, ending (in thousands)                         $1,473         $1,028

Equity Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class A Shares      2003  2002  2001

Net asset value, beginning                  $23.84         $27.72         $33.05

Income from investment operations

         Net investment income (loss)              (.02)   (.04)   (.02)

         Net realized and unrealized gain (loss)          1.47   (2.96) (3.68)

                  Total from investment operations                  1.45   (3.00) (3.70)

Distributions from

         Net realized gains           (.02)   (.88)   (1.63)

Total increase (decrease) in net asset value            1.43   (3.88) (5.33)

Net asset value, ending             $25.27         $23.84         $27.72

Total return*          6.09%         (11.58%)      (11.82%)

Ratios to average net assets:

         Net investment income (loss)              (.16%) (a)     (.12%)         (.07%)

         Total expenses               1.31% (a)     1.29%         1.26%

         Expenses before offsets            1.31% (a)     1.29%         1.26%

         Net expenses                 1.31% (a)     1.29%         1.24%

Portfolio turnover             12%   28%   43%

Net assets, ending (in thousands)                $396,736     $326,112     $252,068

                  Years Ended

         September 30,       September 30,       September 30,

Class A Shares      2000  1999  1998

Net asset value, beginning                  $27.06         $20.36         $27.77

Income from investment operations

         Net investment income (loss)              (.06)   (.07)   (.04)            Net realized and unrealized gain (loss)          7.88   6.78         (4.01)

                  Total from investment operations                  7.82   6.71   (4.05)

Distributions from

         Net realized gains           (1.83) (.01)   (3.36)

                  Total distributions            (1.83) (.01)   (3.36)

Total increase (decrease) in net asset value            5.99   6.70   (7.41)

Net asset value, ending             $33.05         $27.06         $20.36

Total return*          29.91%        32.98%        (15.70%)

Ratios to average net assets:

         Net investment income (loss)              (.20%)         (.28%)         (.14%)

         Total expenses               1.26%         1.22%         1.16%

         Expenses before offsets            1.26%         1.22%         1.16%

         Net expenses                 1.13%         1.10%         1.07%

         Portfolio turnover             49%   51%   110%

Net assets, ending (in thousands)                $240,844     $166,716     $128,683

Equity Portfolio

Financial Highlights

                                                               Periods Ended

         March 31,     September 30,       September 30,

Class B Shares     2003  2002  2001

Net asset value, beginning                  $22.70         $26.67         $32.17

Income from investment operations

         Net investment income (loss)              (.12)   (.24)   (.24)

         Net realized and unrealized gain (loss)          1.39   (2.85) (3.63)

                  Total from investment operations                  1.27   (3.09) (3.87)

Distributions from

         Net realized gains           (.02)   (.88)   (1.63)

Total increase (decrease) in net asset value            1.25   (3.97) (5.50)

Net asset value, ending             $23.95         $22.70         $26.67

Total return*          5.61%         (12.39%)      (12.71%)

Ratios to average net assets:

         Net investment income (loss)              (1.02%) (a)   (1.02%)       (1.00%)

         Total expenses               2.18% (a)     2.19%         2.20%

         Expenses    before offsets                 2.18% (a)     2.19%         2.20%

         Net expenses                 2.17% (a)     2.19%         2.17%

Portfolio turnover             12%   28%   43%

Net assets, ending (in thousands)                $51,690       $43,091       $30,015

                  Periods Ended

         September 30,       September 30,       September 30,

Class B Shares     2000  1999  1998 #

Net asset value, beginning                  $26.60         $20.26         $26.01

Income from investment operations

         Net investment income (loss)              (.23)   (.15)   (.09)

         Net realized and unrealized gain (loss)          7.63   6.50   (5.66)

                  Total from investment operations                  7.40   6.35   (5.75)

Distributions from

         Net realized gains           (1.83) (.01)   ----

Total increase (decrease) in net asset value            5.57   6.34   (5.75)

Net asset value, ending             $32.17         $26.60         $20.26

Total return*          28.78%        31.37%        (22.11%)

Ratios to average net assets:

         Net investment income (loss)              (1.04%)       (1.41%)       (1.55%) (a)

         Total expenses               2.20%         2.43%         4.12% (a)

         Expenses    before offsets                 2.20%         2.43%         3.19% (a)

         Net expenses                 1.97%         2.21%         2.56% (a)

Portfolio turnover             49%   51%   110%

Net assets, ending (in thousands)                $21,416       $8,038         $1,670

Equity Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class C Shares     2003  2002  2001

Net asset value, beginning                  $21.17         $24.91         $30.13

Income from investment operations.

         Net investment income (loss)              (.10)   (.21)   (.22)

         Net realized and unrealized gain (loss)          1.29   (2.65) (3.37)

                  Total from investment operations                  1.19   (2.86) (3.59)

Distributions from

         Net realized gains           (.02)   (.88)   (1.63)

Total increase (decrease) in net asset value            1.17   (3.74) (5.22)

Net asset value, ending             $22.34         $21.17         $24.91

Total return*          5.63%         (12.34%)      (12.63%)

Ratios to average net assets:

         Net investment income (loss)              (.97%) (a)     (.96%)         (.94%)

         Total expenses               2.13% (a)     2.14%         2.14%

         Expenses before offsets            2.13% (a)     2.14%         2.14%

         Net expenses                 2.13% (a)     2.13%         2.11%

Portfolio turnover             12%   28%   43%

Net assets, ending (in thousands)                $45,281       $37,109       $26,455

                  Years Ended

         September 30,       September 30,       September 30,

Class C Shares     2000  1999  1998

Net asset value, beginning                  $25.00         $19.00         $26.37

Income from investment operations.

         Net investment income (loss)              (.24)   (.11)   (.16)

         Net realized and unrealized gain (loss)          7.20   6.12   (3.85)

                  Total from investment operations                  6.96   6.01   (4.01)

Distributions from

         Net realized gains           (1.83) (.01)   (3.36)

                  Total distributions            (1.83) (.01)   (3.36)

Total increase (decrease) in net asset value            5.13   6.00   (7.37)

Net asset value, ending             $30.13         $25.00         $19.00

Total return*          28.87%        31.66%        (16.47%)

Ratios to average net assets:

         Net investment income (loss)              (1.01%)       (1.21%)       (1.17%)

         Total expenses               2.15%         2.22%         2.21%

         Expenses before offsets            2.15%         2.22%         2.21%

         Net expenses                 1.94%         2.01%         2.09%

Portfolio turnover             49%   51%   110%

Net assets, ending (in thousands)                $20,086       $10,413       $5,981

Equity Portfolio

Financial Highlights

         Periods Ended

                  March 31,     September 30,

Class I Shares                2003  2002

Net asset value, beginning                           $24.12         $27.91

Income from investment operations

         Net investment income                       ..05     .08

         Net realized and unrealized gain (loss)                   1.48   (2.99)

                  Total from investment operations                           1.53   (2.91)

Distributions from

         Net realized gains                    (.02)   (.88)

Total increase (decrease) in net asset value                     1.51   (3.79)

Net asset value, ending                      $25.63         $24.12

Total return*                   6.36%         (11.17%)

Ratios to average net assets:

         Net investment income                       ..42% (a)       .36%

         Total expenses                        ..72% (a)       .81%

         Expenses before offsets                     ..72% (a)       .80%

         Net expenses                          ..72% (a)       .80%

Portfolio turnover                      12%   28%

Net assets, ending (in thousands)                         $28,887       $8,844

         Periods Ended

                  September 30,       September 30,

Class I Shares                2001  2000 #####

Net asset value, beginning                           $33.15         $28.64

Income from investment operations

         Net investment income                       ..11     .05

         Net realized and unrealized gain (loss)                   (3.72) 6.29

                  Total from investment operations                           (3.61) 6.34

Distributions from

         Net realized gains                    (1.63) (1.83)

Total increase (decrease) in net asset value                     (5.24) 4.51

Net asset value, ending                      $27.91         $33.15

Total return*                   (11.49%)      23.10%

Ratios to average net assets:

         Net investment income                       ..36%  .16% (a)

         Total expenses                        1.07%         1.18% (a)

         Expenses before offsets                     ..82%  .86% (a)

         Net expenses                          ..80%  .80% (a)

Portfolio turnover                      43%   49%

Net assets, ending (in thousands)                         $2,501         $2,826

Enhanced Equity Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class A Shares      2003  2002  2001

Net asset value, beginning                  $12.24         $14.64         $19.91

Income from investment operations

         Net investment income (loss)              .02     ..01     (.01)

         Net realized and unrealized gain (loss)          .80     (2.41) (5.12)

                  Total from investment operations                  ..82     (2.40) (5.13)

Distributions from

         Net realized gain             --       --       (.14)

Total increase (decrease) in net asset value            .82     (2.40) (5.27)

Net asset value, ending             $13.06         $12.24         $14.64

Total return*          6.70%         (16.37%)      (25.93%)

Ratios to average net assets:

         Net investment income (loss)              .37% (a)       ..09%  (.06%)

         Total expenses               1.59% (a)     1.46%         1.43%

         Expenses before offsets            1.38% (a)     1.27%         1.32%

         Net expenses                 1.37% (a)     1.25%         1.25%

Portfolio turnover             19%   36%   39%

Net assets, ending (in thousands)                $30,701       $26,842       $30,525

                  Periods Ended

         September 30,       September 30,       September 30,

Class A Shares      2000  1999  1998L

Net asset value, beginning                  $16.83         $13.54         $15.00

Income from investment operations

         Net investment income (loss)              (.02)   .03     ..02

         Net realized and unrealized gain (loss)          3.11   3.31   (1.48)

                  Total from investment operations                  3.09   3.34   (1.46)

Distributions from

         Net investment income              (.01)   (.05)   ----

Total increase (decrease) in net asset value            3.08   3.29   (1.46)

Net asset value, ending             $19.91         $16.83         $13.54

Total return*          18.39%        24.68%        (9.73%)

Ratios to average net assets:

         Net investment income (loss)              (.14%)         .14%  .42% (a)

         Total expenses               1.52%         1.59%         1.86% (a)

         Expenses before offsets            1.33%         1.31%         1.01% (a)

         Net expenses                 1.25%         1.25%         .95% (a)

Portfolio turnover             43%   56%   27%

Net assets, ending (in thousands)                $21,239       $12,257       $4,401

Enhanced Equity Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class B Shares     2003  2002  2001

Net asset value, beginning                  $11.67         $14.12         $19.41

Income from investment operations

         Net investment income (loss)              (.05)   (.16)   (.20)

         Net realized and unrealized gain (loss)          .75     (2.29) (4.95)

                  Total from investment operations                  ..70     (2.45) (5.15)

Distributions from

         Net realized gain             --       --       (.14)

Total increase (decrease) in net asset value            .70     (2.45) (5.29)

Net asset value, ending             $12.37         $11.67         $14.12

Total return*          6.00%         (17.33%)      (26.70%)

Ratios to average net assets:

         Net investment income (loss)              (.76%) (a)     (1.11%)       (1.18%)

         Total expenses               2.61% (a)     2.47%         2.42%

         Expenses    before offsets                 2.51% (a)     2.47%         2.42%

         Net expenses                 2.50% (a)     2.45%         2.36%

Portfolio turnover             19%   36%   39%

Net assets, ending (in thousands)                $5,560         $4,980         $5,488

                  Periods Ended

         September 30,       September 30,       September 30,

Class B Shares     2000  1999  1998 L

Net asset value, beginning                  $16.58         $13.48         $15.00

Income from investment operations

         Net investment income (loss)              (.16)   (.11)   (.03)

         Net realized and unrealized gain (loss)          2.99   3.21   (1.49)

                  Total from investment operations                  2.83   3.10   (1.52)

Total increase (decrease) in net asset value            2.83   3.10   (1.52)

Net asset value, ending             $19.41         $16.58         $13.48

Total return*          17.07%        23.00%        (10.13%)

Ratios to average net assets:

         Net investment income (loss)              (1.21%)       (1.11%)       (.98%) (a)

         Total expenses               2.41%         2.67%         5.61% (a)

         Expenses    before offsets                 2.41%         2.56%         2.56% (a)

         Net expenses                 2.32%         2.50%         2.50% (a)

Portfolio turnover             43%   56%   27%

Net assets, ending (in thousands)                $6,531         $4,078         $975

Enhanced Equity Portfolio

Financial Highlights

                  Periods Ended

         March 31,     September 30,       September 30,

Class C Shares     2003  2002  2001

Net asset value, beginning                  $11.71         $14.16         $19.48

Income from investment operations

         Net investment income (loss)              (.05)   (.16)   (.19)

         Net realized and unrealized gain (loss)          .75     (2.29) (4.99)

                  Total from investment operations                  ..70     (2.45) (5.18)

Distributions from

         Net realized gain             --       --       (.14)

Total increase (decrease) in net asset value            .70     (2.45) (5.32)

Net asset value, ending             $12.41         $11.71         $14.16

Total return*          5.98%         (17.28%)      (26.76%)

Ratios to average net assets:

         Net investment income (loss)              (.76%) (a)     (1.10%)       (1.14%)

         Total expenses               2.63% (a)     2.47%         2.38%

         Expenses before offsets            2.51% (a)     2.47%         2.38%

         Net expenses                 2.50% (a)     2.45%         2.32%

Portfolio turnover             19%   36%   39%

Net assets, ending (in thousands)                $3,322         $3,060         $3,376

                  Periods Ended

         September 30,       September 30,       September 30,

Class C Shares     2000  1999  1998###

Net asset value, beginning                  $16.62         $13.52         $14.52

Income from investment operations

         Net investment income (loss)              (.14)   (.09)   (.02)

         Net realized and unrealized gain (loss)          3.00   3.19   (.98)

                  Total from investment operations                  2.86   3.10   (1.00)

Total increase (decrease) in net asset value            2.86   3.10   (1.00)

Net asset value, ending             $19.48         $16.62         $13.52

Total return*          17.21%        22.93%        (6.89%)

Ratios to average net assets:

         Net investment income (loss)              (1.15%)       (1.12%)       (.96%) (a)

         Total expenses               2.35%         2.68%         4.82% (a)

         Expenses before offsets            2.35%         2.56%         2.56% (a)

         Net expenses                 2.27%         2.50%         2.50% (a)

Portfolio turnover             43%   56%   27%

Net assets, ending (in thousands)                $4,674         $2,454         $397

Enhanced Equity Portfolio

Financial Highlights

                  Periods Ended

         January 18,  September 30,       September 30,

Class I Shares       2002m        2001  2000

Net asset value, beginning                  $14.84         $20.04         $16.89

Income from investment operations

         Net investment income              .02     ..07     .07

         Net realized and unrealized gain (loss)          1.62   (5.13) 3.13

                  Total from investment operations                  1.64   (5.06) 3.20

Distributions from

         Net investment income              --       --       (.05)

         Net realized gain             --       (.14)   --

Total increase (decrease) in net asset value            1.64   (5.20) 3.15

Net asset value, ending             $16.48         $14.84         $20.04

Total return*          11.08%        (25.40%)      18.94%

Ratios to average net assets:

         Net investment income              .53% (a)       ..38%  .37%

         Total expenses               1,022.38%(a)         1.00%         .95%

         Expenses    before offsets                 .77% (a)       .82%  .83%

         Net expenses                 .75% (a)       .75%  .75%

Portfolio turnover             10%   39%   43%

Net assets, ending (in thousands)                $0      $1      $22,163

         Periods Ended

                  September 30,       September 30,

Class I Shares                1999  1998 L

Net asset value, beginning                           $13.54         $15.00

Income from investment operations

         Net investment income                       ..11     .04

         Net realized and unrealized gain (loss)                   3.29   (1.50)

                  Total from investment operations                           3.40   (1.46)

Distributions from

         Net investment income                       (.05)   ----

Total increase (decrease) in net asset value                     3.35   (1.46)

Net asset value, ending                      $16.89         $13.54

Total return*                   25.09%        (9.73%)

Ratios to average net assets:

         Net investment income                       ..65%  .54% (a)

         Total expenses                        ..91%  1.03% (a)

         Expenses    before offsets                          ..81%  .81% (a)

         Net expenses                          ..75%  .75% (a)

Portfolio turnover                      56%   27%

Net assets, ending (in thousands)                         $18,652       $14,897

(a)       Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred              sales charge.

#                From April 1, 1998 inception.

##               From March 1, 1999 inception.

###             From June 1, 1998 inception.

####           From March 31, 2000 inception.

#####          From November 1, 1999 inception.

L                From April 15, 1998 inception.

LL               From October 31, 2000 inception.

m      Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon          shareholder investment.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

         printed on recycled paper

         using soy-based inks